GREENWICH STREET SERIES FUND
                                    ANNUAL REPORT FOR
                                          SYMPHONY
                        A Tax-Deferred Variable Annuity

                                 [Paste up Art]

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 1997

<PG$PCN>

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide you with the annual report for Greenwich Street Series Fund -- Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") for the year ended December 31, 1997. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can be found in this report. All total return figures presented in this report are cumulative and exclude the effect of sales charges. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

During the past year, the stock and bond markets of the world became more turbulent. Yet for the third consecutive year in a row, the U.S. stock market posted 20%-plus returns. The Standard & Poor's 500 Stock-Price Index ("S&P 500"), a common benchmark for stock market performance, had a return of 33.35% for the year ended December 31, 1997. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.) The bond market had a stellar year because of declining inflation and a relatively neutral Federal Reserve ("Fed") monetary policy. Despite an increase in market volatility and growing investor concerns about Asia, many financial assets performed well in 1997.

As the world's stock markets have grown more tumultuous, investors have begun to turn to bonds for safety, further enhancing their relative attractiveness. Long-term rates have dropped to their lowest level in nearly 30 years. Deflation has become the major issue rather than inflation. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand.) In fact, many investment professionals believe that the Fed may even lower short-term rates in the coming months.

At the start of 1998, we are at an interesting crossroads in the economic cycle. Never before have investors faced a world that is rapidly evolving into one vast economy. A world without a major conflict and marked by less famine, higher standards of living and more open borders. Some previously underdeveloped countries are experiencing rapid development and, as a result, are creating a commensurate higher demand for products and services that have long characterized more developed countries. Yet, progress can bring imbalances and the world's capital markets have experienced significant disruptions recently due in large part to Asia's difficulties.

For the year ended December 31, 1997, the Lehman Brothers Aggregate Bond Index bonds returned 9.65%. (The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.) And we have every reason to believe that the bond market will continue to perform well in 1998 given the positive underlying economic fundamentals.

But the underlying positive factors supporting the bond market have caused us to become more concerned about the stock market. Deflation can mean slower economic growth and greater pressure on corporate earnings (and stock prices). However, lower rates have historically tended to support the stock market. But that hasn't always been the case.

In our view, rates are unlikely to rise and may actually come down a little. The year ahead will probably be one of consolidation in the stock market and healthy performances for bonds. However, we expect a resurgence of global economic growth and better stock market performance toward the end of 1998 as Asia's problems are eventually solved.

Because of low inflation, higher productivity and shrinking deficits, bond investors should be rewarded in the coming year. Stock investors should not expect the outsized returns of the last three years to continue. The disruptions caused by Asia will ripple through the world's capital markets and higher stock market volatility is here to stay. The International Monetary Fund ("IMF") has predicted that Asia's stock market and foreign exchange volatility will cut sharply into the region's economic growth and will also act as a drag on worldwide economic growth. Moreover, swings in the stock market have become even more pronounced as daily trading volume surges on the major exchanges. Counterbalancing this higher volatility is the behavior of increasingly savvy investors who understand that successful stock investing requires patience, discipline and an ability to handle the market's ups and downs.

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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Intermediate High Grade Portfolio will invest at least 65% of its assets in high-quality intermediate-term U.S. government securities and U.S. corporate bonds. For the year ended December 31, 1997, the Intermediate High Grade Portfolio had a total return of 8.67%, underperforming the Lehman Brothers Government/Corporate Bond Index total return of 9.76%. (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

Recent news reports of financial meltdowns that have engulfed Thailand, Indonesia and South Korea and threaten to spread across Asia and other developing economies have introduced some volatility to the U.S. stock markets. In the meantime, the U.S. bond market, with the exception of Yankee bonds issued by those same Asian countries, have been exceedingly calm. We believe that a slowdown of the Asian growth rates in an orderly fashion with interim financial support should provide long-term benefits to the rest of the world. The immediate benefits of the U.S. and International Monetary Fund-led bailouts of many Asian markets will be to lower the risks to their systems with respect to their terms of leverage and short-term funding needs as well as to shed some light on the true condition of these emerging economies and many of their corporations. This will also enable investors to make better informed decisions based on a clearer understanding of underlying fundamentals. In the meantime, the U.S. economy remains strong but with gross exports making up approximately 25% of U.S. gross domestic product ("GDP"), consensus expectations for U.S. economic growth have been lowered in 1998. This has helped push interest rates lower and should keep inflation low as well.

Since the Federal Open Market Committee ("FOMC") voted in March of 1997 to raise the overnight targeted interest rate by 25 basis points (0.25%), they have adopted a "wait-and-see" approach. Despite of a strong domestic economy, the Fed has been content to leave rates unchanged. The Fed's rationale seems to be driven by two major factors: (1) no signs have appeared of system wide price increases or growing inflationary pressures and; (2) as the keeper of the world's reserve currency, the Fed is reluctant to tighten credit as long as international financial markets appear at risk. The Fed has shown a surprising amount of restraint over the past year that in hindsight can only be classified as commendable. Despite the Asian situation, we believe that the Fed's restraint may well be tested once again in the near future as recent wage increases along with massive mortgage refinancing have made consumers rich. As long as inflationary forces remain in check, we are confident that any Fed-engineered interest rate increase will be limited in scope and that rates are most likely to remain at or near their current levels in the near term.

APPRECIATION PORTFOLIO

For the year ended December 31, 1997, the Appreciation Portfolio had a total return of 26.39%. In comparison, the S&P 500 posted a total return of 33.35% for the same period. The Appreciation Portfolio's goal is long-term appreciation of capital.

The stock market continued its terrific climb in 1997. Large inflows of money into mutual funds by domestic and international investors, strong corporate profits and declining inflation produced another year of outsized returns. However, investors found many potholes along the way, particularly the Asian jolt. As might be expected in a stock market that has climbed relentlessly for a while, buyers have been attracted whose conviction levels are not strong. Many stocks are priced with an investor expectation that they will continue their current growth rates. As a result, any minor disappointment reported by a company can result in an exaggerated and painful stock price decline.

The Fund's top ten holdings have changed slightly. Allstate, a leading provider of auto and home insurance, which we highlighted in last year's report, remains the Fund's single largest holding. The company continues to run its business for the benefit of shareholders. Another industry which has been well represented in the Fund for some time is pharmaceuticals. Strong volume growth driven by new products made these companies significant contributors to overall returns in 1997. Johnson & Johnson, Bristol Myers and Merck remain top ten holdings of the fund. Unilever, a Dutch global consumer products company, is the only new entrant to the Fund's top ten. Under the leadership of a new CEO, the company is divesting low return businesses, expanding in developing markets, and investing for future growth. Energy stocks such as Mobil and Amoco, which we highlighted last year, also remain top holdings. Their higher-than-market dividends, together with emphasis on earning adequate returns on capital, make them desirable holdings in a more uncertain market environment.

Our biggest disappointment in the last year was Eastman Kodak, which despite a huge restructuring, is facing heavy competition in its core film business, while investing heavily for future growth in digital products. Fortunately, we were able

                                        2

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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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to reduce our position at higher levels as the company began to experience problems. A large sale of stock by the CEO last spring alerted us to the possibility of more severe problems.

While the stock market continues to discount a near perfect economic environment, we think there are some cracks appearing in the foundation that may warrant a more conservative posture. Our largest concern is that valuation levels are at or near record levels. While it is virtually impossible to time when valuations will peak, we do believe that high levels signify a greater level of market risk. Second, in our view, corporate profit expectations for 1998 are too high and will be adjusted downward. The U.S. economy is slowing due to high consumer debt levels and the Asian crisis. On a more positive note, interest rates should continue to trend lower as inflation remains dormant due to productivity gains along with worldwide competition and excess capacity. The key issue, it seems to us, is whether earnings disappointment occur, which seems likely, and if lower interest rates can offset these shortfalls. We expect 1998 to be a very interesting and volatile year, with lots of opportunities in both directions.

TOTAL RETURN PORTFOLIO

During 1997, the Total Return Portfolio appreciated 16.84% compared to 33.35% for the S&P 500. The income return during the year was approximately 3.7% compared to approximately 1.7% for the S&P 500. Therefore our income benchmark was more than 100% higher than the S&P 500 yield. The Total Return Portfolio's goal is to provide shareholders with total return, consisting of long-term capital appreciation and income.

  Factors Affecting Portfolio Performance in 1997

For the third year in a row, large capitalization stocks, especially those that comprise the top 25 positions within the S&P 500, continued to do better than stocks in general. For much of the year, the investor emphasis was on these companies' excellent long - term prospects, especially in developing country economies. With the currency and economic problems in Asia, late in the year, investor focus shifted to "safe havens" that also benefited the largest components of the S&P 500. It is our belief that currency devaluations in many parts of the world may affect the earnings of large-sized companies in 1998.

During 1998, we continued to maintain a nearly 20% position in real estate investment trusts ("REITs"). As the domestic economy has strengthened, demand for many property types in the real estate markets have put upward pressure on rents. REITs also provide generous dividends, which was another consideration in our maintaining an overweighted position in the group versus the benchmark. However, many REITs also raised greater capital during the year and this additional supply helped offset the benefits of higher rents and lower interest rates.

The Total Return Fund had 1.5 times the S&P weighting in communications services companies, principally telephone companies. These companies, which include AT&T, U.S. West, and GTE Corp., were very strong performers in late 1997 as merger activity and the flight-to-safety by investors in response to turmoil in Asia, drove their share prices much higher. Communications services issues were very strong performers for the Total Return Fund in 1997.

During the year, we also maintained lower weightings in financial services and technology. Financial services stocks have outperformed the market by a wide margin in the last seven years. This group continues to benefit from lower interest rates; however, we would like to point out that revenue growth is slowing, premiums for merger candidates may have peaked and cost savings from restructuring probably will be less in the years ahead.

Technology stocks are one of the most exciting and volatile segments of the stock market. Strong performance characterized technology until the fourth quarter of 1997 when many leading issues declined substantially. In some cases, most if not all of the 1997 gains were eliminated in a short period of time. Our underweighted position in technology was a positive for the Fund in 1997.

We maintained a cash position averaging about 20% during the year, reflecting our belief that many segments of the market had reached overvalued levels not seen in the last fifty years. As a result, fewer issues met our strict value-oriented criteria for investment. A substantial cash position in an improving market also negatively affected the Fund's performance in 1997.

  Recent Changes -- A Transition Market

We believe the stock market is in a transition phase in which earnings gains will be more difficult to come by for many companies. Many multinational companies will almost certainly see lower growth rates for their international operations as a

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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

result of currency devaluations in Asia and in some other parts of the world. There is much discussion of the potential deflationary effects of recent developments in Asia and for a few quarters these may occur. However, we think it's appropriate to look more closely at several consequences of the recent events is Asia.

First, very high domestic inflation in many Asian countries will result from the devaluations of their currencies. Labor unrest and other factors will lead to inflation that will erode competitive advantages that seem to result from a devalued currency.

Second, the Asian economic growth model is no longer valid. Growth in many Asian countries was sustained by cozy relationships between governments, banks and investor groups. Substantial debt and an emphasis on market share rather than near-term returns also characterized the so-called Asian growth model, really a derivative of the old Soviet apparatus. In the next few years, Asia will have to emphasize return-on-capital and there will be sharp cutbacks in capital spending. Eventually this will benefit industries such as aluminum and paper. Even though it may be early, we believe these industries will do better than the broad market over the next two years.

Basic materials was the single worst performing group in 1997 and, if history repeats itself, basic materials will show much improved relative performance in 1998 through 1999.

Other recent Portfolio changes included selling some of our positions in energy and financial services. Energy issues have since declined dramatically and it is possible we may take our currents market weight position to modestly overweighted in the period ahead.

  Looking Ahead to 1998

Investors in general have become convinced that returns far above the long term "speed limit" for stocks of 10.5% is now their birthright. Over the last ten years, stocks returns have averaged about 18%. It is very likely that the returns over the next decade will be meaningfully lower. With investor enthusiasm at historic highs and consumer confidence higher than at any time in 30 years, (and stock market valuations at 50 year highs), this is not a market without risk or vulnerability.

In closing, we would like to thank you for your investment in the Greenwich Street Series Fund. We look forward to helping you pursue your financial needs in the years to come.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

February 3, 1998

                                        4

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/97 (UNAUDITED)


           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Year Ended 12/31/97                     8.67%
    Five Years Ended 12/31/97               6.38%
    10/16/91* through 12/31/97              6.38%
             CUMULATIVE TOTAL RETURN
-------------------------------------------------
    10/16/91* through 12/31/97             46.90%
    * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on October 16, 1991
(commencement of operations)
through December 31, 1997 with
that of a similar investment in
the Lehman Brothers Government/
Corporate Bond Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Lehman Brothers
Government/Corporate Bond Index
is a weighted composite of the
Lehman Brothers Government Bond
Index, which is a broad-based
index of all public debt
obligations of the U.S.
Government and its agencies and
has an average maturity of nine
years and the Lehman Brothers
Corporate Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.

                                                                           LEHMAN BROTHERS
             MEASUREMENT PERIOD                  INTERMEDIATE HIGH       GOVERNMENT/CORPORATE
           (FISCAL YEAR COVERED)                  GRADE PORTFOLIO             BOND INDEX
10/16/91                                                     10000.00                 10000.00
12/91                                                        10240.00                 10440.00
12/92                                                        10781.00                 11231.00
12/93                                                        11643.00                 12470.00
12/94                                                        11287.00                 12032.00
12/95                                                        13292.00                 14348.00
12/96                                                        13518.00                 14764.00
12/31/97                                                     14690.00                 15772.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/97 (UNAUDITED)



           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Year Ended 12/31/97                    26.39%
    Five Years Ended 12/31/97              15.62%
    10/16/91* through 12/31/97             14.34%
             CUMULATIVE TOTAL RETURN
-------------------------------------------------
    10/16/91* through 12/31/97            129.99%
    * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on
October 16, 1991 (commencement of
operations) through December 31,
1997 with that of a similar
investment in the Standard &
Poor's 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and over-the-
counter market.

             MEASUREMENT PERIOD                                         STANDARD & POOR'S 500
           (FISCAL YEAR COVERED)               APPRECIATION PORTFOLIO           INDEX
10/16/91                                                     10000.00                 10000.00
12/91                                                        10490.00                 10838.00
12/92                                                        11133.00                 11668.00
12/93                                                        11926.00                 12844.00
12/94                                                        11792.00                 13012.00
12/95                                                        15193.00                 17898.00
12/31/96                                                     18197.00                 22005.00
12/31/97                                                     22999.00                 29345.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


                                        5

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 12/31/97 (UNAUDITED)



           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Year Ended 12/31/97                    16.84%
    12/3/93* through 12/31/97              18.89%

             CUMULATIVE TOTAL RETURN
-------------------------------------------------
    12/3/93* through 12/31/97             102.54%
    * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
1997 with that of a similar
investment in the Standard &
Poor's 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

             MEASUREMENT PERIOD                                         STANDARD & POOR'S 500
           (FISCAL YEAR COVERED)               TOTAL RETURN PORTFOLIO           INDEX
12/3/93                                                      10000.00                 10000.00
12/93                                                        10300.00                 10121.00
12/94                                                        11062.00                 10253.00
12/95                                                        13832.00                 14103.00
12/96                                                        17335.00                 17340.00
12/31/97                                                     20255.00                 23124.00

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997

                       INTERMEDIATE HIGH GRADE PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.0%
$  590,000    Standard Credit Card Master Trust, 5.900% due 2/7/01 (Cost -- $588,506)......   $   589,380
---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 13.1%
 1,000,000    Federal National Mortgage Association, 6.500% due 1/1/28.....................       987,810
   977,644    Government National Mortgage Association, 6.500% due 2/15/26.................       968,173
---------------------------------------------------------------------------------------------------------
              TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,939,955)........................     1,955,983
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 60.7%
---------------------------------------------------------------------------------------------------------
DOMESTIC BANKS -- 17.2%
   400,000    Banc One Corp., Sr. Notes, 6.700% due 3/24/00................................       405,000
   180,000    Chase Manhattan Bank Corp., Sr. Notes, 5.875% due 8/4/99.....................       179,775
   250,000    J.P. Morgan & Co., Series A, Unsubordinated Sr. Notes, 6.125% due 10/2/00....       250,625
   500,000    Norwest Corp., Sr. Notes, 6.250% due 4/15/99.................................       501,875
   500,000    Rabo Bank Nederland, Deposit Notes, 5.950% due 10/6/99.......................       498,750
   500,000    Republic New York Corp., Debentures, 9.500% due 7/1/00.......................       538,750
   175,000    Suntrust Banks, Sr. Notes, 8.875% due 2/1/98.................................       175,357
---------------------------------------------------------------------------------------------------------
                                                                                                2,550,132
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 16.3%
   700,000    Associates Corp. N.A., Sr. Notes, 8.180% due 2/15/05.........................       772,625
   500,000    Bankers Trust Institutional Capital Trust B, Company Guaranteed Notes, 7.750%
              due 12/1/26 (a)..............................................................       508,750
   100,000    Caterpillar Financial Services Inc., Medium Term Notes, 6.100% due 7/15/99...       100,125
   200,000    General Electric Capital Corp., Notes, 8.100% due 1/26/99....................       204,750
   500,000    St. Paul Cos., Inc., Notes, 7.180% due 5/5/04................................       520,000
   300,000    Xerox Capital Trust, Company Guaranteed Notes, 8.000% due 2/1/27.............       325,125
---------------------------------------------------------------------------------------------------------
                                                                                                2,431,375
---------------------------------------------------------------------------------------------------------
FOREIGN BANKS -- 7.2%
   500,000    Capital Desjardins Inc., Sub. Notes, 7.370% due 8/8/05 (a)...................       527,500
   500,000    National Westminster Bank-N.Y., Sub. Notes, 9.450% due 5/1/01................       548,125
---------------------------------------------------------------------------------------------------------
                                                                                                1,075,625
---------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 0.8%
   100,000    Quebec Province, Notes, 8.625% due 1/19/05...................................       112,500
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 4.7%
   500,000    Service Corp. International, Notes, 7.000% due 6/1/15........................       516,250
   180,000    Warner Lambert Co., Debentures, 8.000% due 9/1/98............................       182,109
---------------------------------------------------------------------------------------------------------
                                                                                                  698,359
---------------------------------------------------------------------------------------------------------
NATURAL GAS - PIPELINE -- 4.0%
   500,000    HNG Internorth, Debentures, 9.625% due 3/15/06...............................       602,500
---------------------------------------------------------------------------------------------------------
OIL INTEGRATED - DOMESTIC -- 3.4%
   500,000    Shell Oil Co., Debentures, 6.950% due 12/15/98...............................       503,800
---------------------------------------------------------------------------------------------------------
PAPER PRODUCTS -- 1.8%
   250,000    Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23..........................       268,437
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                       INTERMEDIATE HIGH GRADE PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
RETAIL -- 1.8%
$  250,000    Wal-Mart Stores Inc., Debentures, 9.100% due 7/15/00.........................   $   268,125
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 3.5%
   500,000    Philips Electronics Corp., Notes, 7.200% due 6/1/26..........................       525,625
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS AND NOTES (Cost -- $8,907,414).........................     9,036,478
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 22.2%
   350,000    U.S. Treasury Bonds, 7.125% due 2/15/23......................................       399,724
 1,300,000    U.S. Treasury Bonds, 8.125% due 8/15/19......................................     1,626,482
 1,000,000    Federal Home Loan Bank, 6.450% due 10/29/07..................................     1,022,500
   250,000    Federal National Mortgage Association, Medium Term Notes, 6.220% due
              3/13/06......................................................................       252,682
---------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $3,212,101)............     3,301,388
---------------------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $14,647,976)..................................    14,883,229
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.0%
     2,000    Goldman, Sachs & Co., 6.348% due 1/2/98; Proceeds at maturity -- $2,001;
              (Fully collateralized by U.S. Treasury Notes, 5.625% due 12/31/99; Market
              value -- $2,041) (Cost -- $2,000)............................................         2,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $14,649,976*).............................   $14,885,229
---------------------------------------------------------------------------------------------------------

 (a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
  *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             APPRECIATION PORTFOLIO

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 83.2%
---------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 3.7%
     36,000    E.I. du Pont De Nemours & Co. .............................................   $  2,162,250
     22,000    Mead Corp. ................................................................        616,000
     28,000    Olin Corp. ................................................................      1,312,500
     10,000    Raychem Corp. .............................................................        430,625
     10,000    St. Joe Corp. .............................................................        905,000
---------------------------------------------------------------------------------------------------------
                                                                                                5,426,375
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.3%
     42,000    Allied Signal Inc. ........................................................      1,635,375
     16,504    Boeing Co. ................................................................        807,665
     14,000    Emerson Electric Co. ......................................................        790,125
     44,000    General Electric Co. ......................................................      3,228,500
     13,000    Honeywell, Inc. ...........................................................        890,500
     13,000    Johnson Controls, Inc. ....................................................        620,750
     10,000    Lockheed Martin Corp. .....................................................        985,000
      1,913    Raytheon Co. ..............................................................         94,340
     34,000    Tyco International Ltd. ...................................................      1,532,125
---------------------------------------------------------------------------------------------------------
                                                                                               10,584,380
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.3%
     14,000    Chrysler Corp. ............................................................        492,625
     33,000    General Motors Corp. ......................................................      2,000,625
     11,000    Goodyear Tire & Rubber Co. ................................................        699,875
     10,000    Republic Industries, Inc. .................................................        233,125
---------------------------------------------------------------------------------------------------------
                                                                                                3,426,250
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 6.8%
     10,000    American Greetings Corp. ..................................................        391,250
     10,000    Bestfoods Co. .............................................................      1,077,500
     19,000    Conagra, Inc. .............................................................        623,438
     10,000    Eastman Kodak Co. .........................................................        608,125
      8,000    Gillette Co. ..............................................................        803,500
     27,000    Kimberly-Clark Corp. ......................................................      1,331,438
     25,500    Newell Co. ................................................................      1,083,750
      5,000    PepsiCo, Inc. .............................................................        182,188
     10,000    Procter & Gamble Co. ......................................................        798,125
      5,000    Ralston-Ralston Purina Group...............................................        464,687
      8,000    Stanley Works..............................................................        377,500
     34,000    Unilever NV, New York Shares...............................................      2,122,875
---------------------------------------------------------------------------------------------------------
                                                                                                9,864,376
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             APPRECIATION PORTFOLIO

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.9%
     36,000    Gannett Co., Inc. .........................................................   $  2,225,250
     18,000    J.C. Penney Co., Inc. .....................................................      1,085,625
     25,000    McDonald's Corp. ..........................................................      1,193,750
     28,000    Meredith Corp. ............................................................        999,250
     12,000    Scandinavian Broadcasting System SA (a)....................................        294,000
     16,000    The Walt Disney Co. .......................................................      1,585,000
     15,000    Time Warner, Inc. .........................................................        930,000
     45,000    Wal-Mart Stores, Inc. .....................................................      1,774,688
---------------------------------------------------------------------------------------------------------
                                                                                               10,087,563
---------------------------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 1.7%
     30,000    Minnesota Mining & Manufacturing Co. ......................................      2,461,875
---------------------------------------------------------------------------------------------------------
ENERGY -- 10.0%
     18,000    Amerada Hess Corp. ........................................................        987,750
     25,000    Amoco Corp. ...............................................................      2,128,125
     22,000    Ashland Inc. ..............................................................      1,181,125
     23,000    Exxon Corp. ...............................................................      1,407,312
     22,000    Halliburton Co. ...........................................................      1,142,625
     38,000    Mobil Corp. ...............................................................      2,743,125
      9,000    Noble Affiliates Inc. .....................................................        317,250
     12,000    Reading & Bates Corp. .....................................................        502,500
     24,000    Royal Dutch Petroleum, New York Shares ADR.................................      1,300,500
     10,000    Schlumberger Ltd. .........................................................        805,000
     17,000    Sonat, Inc. ...............................................................        777,750
     12,000    Texaco Inc. ...............................................................        652,500
     22,000    Union Pacific Resources Group Inc. ........................................        533,500
---------------------------------------------------------------------------------------------------------
                                                                                               14,479,062
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 19.1%
     70,000    Allstate Corp. ............................................................      6,361,250
     19,000    American Express Co. ......................................................      1,695,750
     17,000    American International Group, Inc. ........................................      1,848,750
     15,000    Associated First Captial Corp. ............................................      1,066,875
      8,000    Barnett Banks Inc. ........................................................        575,000
     19,520    Chase Manhattan Corp. .....................................................      2,137,440
     30,000    Chubb Corp. ...............................................................      2,268,750
      5,000    CNA Financial Corp. (a)....................................................        638,750
     45,000    Federal National Mortgage Association......................................      2,567,812
     15,000    First Virginia Banks, Inc. ................................................        775,312
      7,000    General Re Corp. ..........................................................      1,484,000
     19,000    Household International, Inc. .............................................      2,423,688
     11,000    Leucadia National Corp. ...................................................        379,500
     10,000    National City Corp. .......................................................        657,500
     15,000    St. Paul Cos. .............................................................      1,230,937
      5,000    Wells Fargo & Co. .........................................................      1,697,188
---------------------------------------------------------------------------------------------------------
                                                                                               27,808,502
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             APPRECIATION PORTFOLIO

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 9.8%
     23,000    Abbott Laboratories........................................................   $  1,507,937
     20,000    American Home Products Corp. ..............................................      1,530,000
     29,000    Bristol-Myers Squibb & Co. ................................................      2,744,125
      4,000    Eli Lilly & Co. ...........................................................        278,500
     49,000    Johnson & Johnson..........................................................      3,227,875
     27,000    Merck & Co., Inc. .........................................................      2,868,750
     12,000    Novartis AG ADR............................................................        974,250
      4,000    Pfizer Inc. ...............................................................        298,250
     15,000    Smithkline Beecham Sponsored ADR...........................................        771,562
---------------------------------------------------------------------------------------------------------
                                                                                               14,201,249
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.3%
     24,500    Cisco Systems, Inc. (a)....................................................      1,365,875
     10,000    First Data Corp. ..........................................................        292,500
     25,000    Hewlett-Packard Co. .......................................................      1,562,500
     24,000    Intel Corp. ...............................................................      1,686,000
     20,000    International Business Machines Corp. .....................................      2,091,250
      6,000    Lucent Technologies Inc. ..................................................        479,250
      6,000    Microsoft Corp. (a)........................................................        775,500
     36,000    Texas Instruments, Inc. ...................................................      1,620,000
     50,000    Thermo Electron Corp. (a)..................................................      2,225,000
     38,000    Xerox Corp. ...............................................................      2,804,875
---------------------------------------------------------------------------------------------------------
                                                                                               14,902,750
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.3%
     25,000    Ameritech Corp. ...........................................................      2,012,500
     20,000    Bell Atlantic Corp. .......................................................      1,820,000
      8,000    Bellsouth Corp. ...........................................................        450,500
     38,000    GTE Corp. .................................................................      1,985,500
---------------------------------------------------------------------------------------------------------
                                                                                                6,268,500
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
     10,000    AMR Corp. .................................................................      1,285,000
      5,000    Wisconsin Central Transport (a)............................................        116,875
---------------------------------------------------------------------------------------------------------
                                                                                                1,401,875
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $77,699,810)...................................    120,912,757
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.8%
$24,467,000    Goldman, Sachs & Co., 6.348% due 1/2/98; Proceeds at maturity -- $24,475,629;
               (Fully collaterized by U.S. Treasury Note, 5.625% due 12/31/99;
               Market value -- $24,967,115) (Cost -- $24,467,000).........................     24,467,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS --100% (Cost -- $102,166,810*)...........................   $145,379,757
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             TOTAL RETURN PORTFOLIO

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 66.8%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 7.5%
    146,300    Alumax Inc. (a)............................................................   $  4,974,200
    100,000    Aluminum Co. of America....................................................      7,037,500
    225,000    Oregon Steel Mills Inc.....................................................      4,795,313
    200,000    RMI Titanium Co. (a)(b)(c).................................................      4,000,000
---------------------------------------------------------------------------------------------------------
                                                                                               20,807,013
---------------------------------------------------------------------------------------------------------
CHEMICALS -- 2.5%
     70,000    Dow Chemical Co............................................................      7,105,000
---------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 13.6%
    150,000    American Telephone & Telegraph Corp. ......................................      9,187,500
    283,000    Comsat Corp. ..............................................................      6,862,750
    190,000    Enron Corp. ...............................................................      7,896,875
    125,000    GTE Corp. .................................................................      6,531,250
    155,000    US West Communications Group...............................................      6,994,375
---------------------------------------------------------------------------------------------------------
                                                                                               37,472,750
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 8.0%
    100,000    Georgia Pacific Corp. .....................................................      6,075,000
    225,000    Toys "R" Us, Inc. (a)......................................................      7,073,434
    225,000    Wal-Mart Stores, Inc.......................................................      8,873,438
---------------------------------------------------------------------------------------------------------
                                                                                               22,021,872
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.0%
    225,000    PepsiCo Inc. ..............................................................      8,198,438
---------------------------------------------------------------------------------------------------------
ENERGY -- 5.7%
     60,000    Amoco Corp. ...............................................................      5,107,500
     75,000    Coastal Corp. .............................................................      4,645,313
    200,000    Occidental Petroleum Corp. ................................................      5,862,500
---------------------------------------------------------------------------------------------------------
                                                                                               15,615,313
---------------------------------------------------------------------------------------------------------
FINANCIALS -- 6.3%
     85,000    American Express Co. (c)...................................................      7,586,250
    125,000    Bank of New York Co., Inc. (c).............................................      7,226,563
     21,000    Citicorp (c)...............................................................      2,655,188
---------------------------------------------------------------------------------------------------------
                                                                                               17,468,001
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.7%
     50,000    Bristol-Myers Squibb Co. ..................................................      4,731,250
---------------------------------------------------------------------------------------------------------
REAL ESTATE -- 14.5%
    175,000    Irvine Apartment Communities Inc. .........................................      5,567,188
    200,000    Rouse Co. .................................................................      6,550,000
    201,900    Shurgard Storage Centers, Inc. ............................................      5,855,100
    150,000    Simon Debartolo Group, Inc. ...............................................      4,903,125
    150,000    Spieker Properties, Inc. ..................................................      6,431,250
    150,000    Trinet Corporate Realty Trust, Inc.........................................      5,803,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             TOTAL RETURN PORTFOLIO

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REAL ESTATE -- 14.5% (CONTINUED)
    300,000    Westfield America Inc......................................................   $  5,100,000
---------------------------------------------------------------------------------------------------------
                                                                                               40,209,788
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.5%
    100,000    Adobe Systems Inc. (c).....................................................      4,125,000
---------------------------------------------------------------------------------------------------------
UTILITIES -- 2.5%
    125,000    Duke Energy Corp...........................................................      6,921,875
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $144,477,578)..................................    184,676,300
---------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 5.2%
    100,000    General Datacom Industries, Exchangeable 9.00% (d).........................      1,500,000
    250,000    Greyhound Lines, Exchangeable 8.50% (d)....................................      6,531,250
    125,000    KMart Financing Corp., Exchangeable 7.75%..................................      6,453,125
---------------------------------------------------------------------------------------------------------
               TOTAL PREFERRED STOCK (Cost -- $15,399,873)................................     14,484,375

---------------------------------------------------------------------------------------------------------
FACE AMOUNT                                     SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.8%
$ 2,000,000    PETsMART Inc., 6.750% due 11/1/04 (c) (Cost -- $2,030,000).................      2,082,500
---------------------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $161,907,451)...............................    201,243,175
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 27.2%
 25,089,000    Chase Manhattan Corp., 5.897% due 1/2/98; Proceeds at
               maturity -- $25,097,220;
               (Fully collateralized by U.S. Treasury Notes, 5.625% due 12/15/02;
               Market value -- $25,590,969)...............................................     25,089,000
 25,000,000    Goldman, Sachs & Co., 6.348% due 1/2/98; Proceeds at
               maturity -- $25,008,817;
               (Fully collateralized by U.S. Treasury Notes, 5.625% due 12/31/99;
               Market value -- $25,511,009)...............................................     25,000,000
 25,000,000    Morgan Stanley & Co., Inc., 6.196% due 1/2/98; Proceeds at
               maturity -- $25,008,606; (Fully collateralized by U.S. Treasury Notes,
               6.125% due 9/30/00;
               Market value -- $25,509,112)...............................................     25,000,000
---------------------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $75,089,000)..........................     75,089,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $236,996,451*)..........................   $276,332,175
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) A portion of this security is on loan (See Note 12).
(c) Security is segregated by Custodian to cover written call options.
(d) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                                 INTERMEDIATE                      TOTAL
                                                                 HIGH GRADE     APPRECIATION       RETURN
                                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost........................................   $14,647,976    $ 77,699,810    $161,907,451
  Repurchase agreements, at cost..............................         2,000      24,467,000      75,089,000
------------------------------------------------------------------------------------------------------------
  Investments, at value.......................................   $14,883,229    $120,912,757    $201,243,175
  Repurchase agreements, at value.............................         2,000      24,467,000      75,089,000
  Cash........................................................           858              76             403
  Collateral for securities loaned (Note 12)..................            --              --       1,287,048
  Dividends and interest receivable...........................       257,470         178,909         657,942
  Receivable for Fund shares sold.............................            --         174,321          62,972
  Receivable for securities sold..............................            --       2,916,198       1,669,772
  Deferred organization costs.................................            --              --           2,947
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS................................................    15,143,557     148,649,261     280,013,259
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable............................        13,739          65,656         120,493
  Administration fees payable.................................         6,680          23,875          45,313
  Payable for Fund shares purchased...........................            93          50,109           3,651
  Payable for securities purchased............................            --       4,346,718       3,861,944
  Payable for securities loaned (Note 12).....................            --              --       1,287,048
  Payable for options written (Note 6)........................            --              --         636,748
  Accrued expenses............................................        22,886          28,879          52,330
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...........................................        43,398       4,515,237       6,007,527
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..............................................   $15,100,159    $144,134,024    $274,005,732
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest..................   $     1,387    $      7,693    $     15,551
  Capital paid in excess of par value.........................    14,245,988      91,697,233     217,820,075
  Undistributed net investment income.........................       934,607       1,991,360       7,893,462
  Accumulated net realized gain (loss) from security
     transactions and options.................................      (317,076)      7,224,791       8,328,148
  Net unrealized appreciation of investments and options......       235,253      43,212,947      39,948,496
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..............................................   $15,100,159    $144,134,024    $274,005,732
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING............................................     1,386,827       7,693,323      15,553,970
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE....................................        $10.89          $18.73          $17.62
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                INTERMEDIATE                       TOTAL
                                                                HIGH GRADE     APPRECIATION        RETURN
                                                                PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................    $1,076,781     $  1,124,049     $  2,430,419
  Dividends.................................................            --        1,882,294        6,536,579
  Less: Foreign withholding tax.............................            --          (11,925)              --
------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................     1,076,781        2,994,418        8,966,998
------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).........................        59,572          662,865        1,220,026
  Administration fees (Note 3)..............................        29,786          241,042          443,646
  Audit and legal...........................................        15,158           14,855           15,501
  Shareholder communications................................        13,961           15,876           34,589
  Shareholder and system servicing fees.....................        10,968           11,980           10,000
  Pricing service fees......................................         4,187               --               --
  Trustees' fees............................................         3,092            8,946           19,001
  Custody...................................................         1,077            5,995            8,499
  Amortization of deferred organization costs...............            --               --            3,201
  Other.....................................................         3,241            1,666            7,731
------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................       141,042          963,225        1,762,194
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................       935,739        2,031,193        7,204,804
------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND OPTIONS
(NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities)..........................................       (24,810)       7,187,150        9,391,959
     Options written........................................            --               --       (1,085,113)
------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................       (24,810)       7,187,150        8,306,846
------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments and Options:
     Beginning of year......................................      (101,606)      25,036,957       20,759,472
     End of year............................................       235,253       43,212,947       39,948,496
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................       336,859       18,175,990       19,189,024
------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND OPTIONS.........................       312,049       25,363,140       27,495,870
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................    $1,247,788     $ 27,394,333     $ 34,700,674
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 INTERMEDIATE                      TOTAL
                                                                 HIGH GRADE     APPRECIATION       RETURN
                                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................   $   935,739    $  2,031,193    $  7,204,804
  Net realized gain (loss)....................................       (24,810)      7,187,150       8,306,846
  Increase in net unrealized appreciation.....................       336,859      18,175,990      19,189,024
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................     1,247,788      27,394,333      34,700,674
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.......................................      (962,101)     (1,537,746)     (3,035,727)
  Net realized gains..........................................            --      (7,668,329)     (7,940,255)
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...      (962,101)     (9,206,075)    (10,975,982)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares............................     1,510,131      30,193,445      75,318,676
  Net asset value of shares issued for reinvestment of
     dividends................................................       962,101       9,206,075      10,975,982
  Cost of shares reacquired...................................    (2,394,121)    (14,685,582)     (7,517,017)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.........        78,111      24,713,938      78,777,641
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS........................................       363,798      42,902,196     102,502,333
NET ASSETS:
  Beginning of year...........................................    14,736,361     101,231,828     171,503,399
------------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................   $15,100,159    $144,134,024    $274,005,732
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............      $934,607      $1,991,360      $7,893,462
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                 INTERMEDIATE                      TOTAL
                                                                 HIGH GRADE     APPRECIATION       RETURN
                                                                  PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................   $   964,989    $  1,544,019    $  3,710,576
  Net realized gain (loss)....................................        (4,603)      7,668,200       8,063,440
  Increase in net unrealized appreciation (depreciation)......      (738,535)      8,004,471      16,541,648
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS......................       221,851      17,216,690      28,315,664
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.......................................      (109,701)     (1,465,494)       (744,542)
  Net realized gains..........................................            --      (6,748,581)     (1,914,537)
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...      (109,701)     (8,214,075)     (2,659,079)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares............................     1,072,219       6,372,114      70,721,239
  Net asset value of shares issued for reinvestment of
     dividends................................................       109,701       8,214,075       2,659,079
  Cost of shares reacquired...................................    (2,710,130)    (16,848,804)     (5,576,476)
------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS.............................................    (1,528,210)     (2,262,615)     67,803,842
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.............................    (1,416,060)      6,740,000      93,460,427
NET ASSETS:
  Beginning of year...........................................    16,152,421      94,491,828      78,042,972
------------------------------------------------------------------------------------------------------------
  END OF YEAR*................................................   $14,736,361    $101,231,828    $171,503,399
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:............      $960,969      $1,535,683      $3,780,179
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"), formerly known as the Smith Barney Series Fund. The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Appreciation and Total Return Portfolios, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the Total Return Portfolio, organization costs are currently being amortized on a straight-line basis over a five year period, which began with the commencement of operations in December 1993.

     2.  DIVIDENDS

     The Fund's declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total

                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with MMC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed-upon limitation, MMC will, as appropriate, reduce its fees by one half the excess expenses in the proportion that its fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuities through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the year ended December 31, 1997, Smith Barney received brokerage commissions of $18,090.

     No officer, Director or employee of Smith Barney or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                PORTFOLIO                                     PURCHASES         SALES
---------------------------------------------------------------------------------------------------------
Intermediate High Grade...................................................   $ 10,017,782    $  9,482,072
Appreciation..............................................................     41,271,426      34,204,518
Total Return..............................................................    165,461,681     133,870,467
---------------------------------------------------------------------------------------------------------

     At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                              NET UNREALIZED
                                                                                               APPRECIATION
                         PORTFOLIO                            APPRECIATION    DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................   $   263,990     $   (28,737)     $    235,253
Appreciation...............................................    43,592,234        (379,287)       43,212,947
Total Return...............................................    42,270,770      (2,935,046)       39,335,724
------------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1997, there were no open futures contracts in the Portfolios.

                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 1997, there were no open purchased call or put options in the Portfolios.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call options transactions occurred in the Total Return Portfolio during the year ended December 31, 1997:

                                                                                NUMBER OF
                                                                                CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1996.............................        --             --
Options written during the year ended December 31, 1997.......................    27,151    $ 4,547,335
Options cancelled in closing purchase transactions............................   (16,410)    (2,740,227)
Options expired...............................................................    (5,391)      (548,689)
Options exercised.............................................................       (40)        (8,899)
-------------------------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1997.............................     5,310    $ 1,249,520
-------------------------------------------------------------------------------------------------------

     The following table represents the written call option contracts open at December 31, 1997:

NUMBER OF                                                                               STRIKE
CONTRACTS                                                                  EXPIRATION   PRICE      VALUE
----------------------------------------------------------------------------------------------------------
  1,000   Adobe Systems, Inc. ...........................................   1/16/98      $ 60    $  (6,250)
    850   American Express Co. ..........................................   1/16/98        90     (159,375)
  1,250   Bank of New York Co., Inc......................................   1/16/98        55     (429,687)
    210   Citicorp ......................................................   1/16/98       150       (3,936)
  2,000   RMI Titanium Co. ..............................................   3/20/98        30      (37,500)
----------------------------------------------------------------------------------------------------------
          (Premiums received -- $1,249,520)..............................                        $(636,748)
----------------------------------------------------------------------------------------------------------

                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1997, there were no open reverse repurchase agreements in the Portfolio.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1997, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 1997, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1997, the Portfolio had no open short sales against the box.

                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1997, the Total Return Portfolio had loaned common stocks having a value of $1,233,421 and holds the following collateral for loaned securities:

                                   SECURITY DESCRIPTION                                       VALUE
------------------------------------------------------------------------------------------------------
Bank of Tokyo Time Deposit, 10.000% due 1/2/98............................................  $   79,018
Instituto Bancario San Paolo Time Deposit, 7.000% due 1/2/98..............................     221,251
Keycorp Bank, N.A. Time Deposit, 4.000% due 1/2/98........................................      50,503
Goldman, Sachs & Co. Repurchase Agreement, 6.800% due 1/2/98..............................     786,141
Merrill Lynch Repurchase Agreement, 7.000% due 1/2/98.....................................     150,135
------------------------------------------------------------------------------------------------------
Total.....................................................................................  $1,287,048
------------------------------------------------------------------------------------------------------

     13.  SHARES OF BENEFICIAL INTEREST

     At December 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                                     YEAR ENDED          YEAR ENDED
                                                                  DECEMBER 31, 1997   DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.....................................................         139,239             103,151
Shares issued on reinvestment...................................          88,428              10,195
Shares redeemed.................................................        (218,271)           (260,275)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease).........................................           9,396            (146,929)
-------------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.....................................................       1,610,791             400,926
Shares issued on reinvestment...................................         505,828             509,874
Shares redeemed.................................................        (807,939)         (1,094,435)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease).........................................       1,308,680            (183,635)
-------------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.....................................................       4,458,481           4,997,848
Shares issued on reinvestment...................................         638,881             168,616
Shares redeemed.................................................        (443,057)           (390,187)
-------------------------------------------------------------------------------------------------------
Net Increase....................................................       4,654,305           4,776,277
-------------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1997, the following Portfolio had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                       2002            2004           2005            TOTAL
-------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio............        $288,000         $4,000         $25,000         $317,000
-------------------------------------------------------------------------------------------------------------

                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

INTERMEDIATE HIGH GRADE PORTFOLIO                           1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR......................    $10.70     $10.60      $9.66     $10.69    $10.29
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (1).............................      0.72       0.71       0.66       0.61      0.55
  Net realized and unrealized gain (loss)...............      0.21      (0.53)      1.00      (0.94)     0.26
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....................      0.93       0.18       1.66      (0.33)     0.81
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................................     (0.74)     (0.08)     (0.72)     (0.61)    (0.36)
  Net realized gains....................................        --         --         --      (0.09)    (0.05)
-------------------------------------------------------------------------------------------------------------
Total Distributions.....................................     (0.74)     (0.08)     (0.72)     (0.70)    (0.41)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR............................    $10.89     $10.70     $10.60      $9.66    $10.69
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................................      8.67%      1.69%     17.76%     (3.05)%    8.00%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).........................   $15,100    $14,736    $16,152    $13,280    $9,859
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1)..........................................      0.95%      0.90%      0.86%      0.85%     0.85%
  Net investment income.................................      6.28       6.35       6.63       6.57      5.25
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................................        66%       116%       121%        90%      139%
-------------------------------------------------------------------------------------------------------------

(1) For the Intermediate High Grade Portfolio, the Investment adviser waived all or part of its fees for the four-year period ended December 31, 1996. In addition, IDS Life reimbursed expenses of $3,006, $12,616 and $16,459 for the three-year period ended December 31, 1995. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                      PER SHARE DECREASES TO          EXPENSE RATIOS WITHOUT FEE
                                                                      NET INVESTMENT INCOME           WAIVERS AND REIMBURSEMENTS
                                                                ----------------------------------   ----------------------------
                                                                 1996     1995     1994     1993     1996    1995    1994    1993
                                                                -------  -------  -------  -------   ----    ----    ----    ----
   Intermediate High Grade....................................   $0.020   $0.009   $0.020   $0.050   1.07%   0.94%   1.05%   1.36%

                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

              APPRECIATION PORTFOLIO                   1997         1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $15.86       $14.39      $11.54      $11.80      $11.13
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................       0.24         0.27        0.23        0.20        0.15
  Net realized and unrealized gain (loss).........       3.90         2.60        3.04       (0.32)       0.63
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............       4.14         2.87        3.27       (0.12)       0.78
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................      (0.21)       (0.25)      (0.21)      (0.14)      (0.11)
  Net realized gains..............................      (1.06)       (1.15)      (0.21)         --          --
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................      (1.27)       (1.40)      (0.42)      (0.14)      (0.11)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $18.73       $15.86      $14.39      $11.54      $11.80
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................      26.39%       19.77%      28.84%      (1.12)%      7.03%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................   $144,134     $101,232     $94,492     $80,823     $77,843
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses........................................       0.80%        0.85%       0.97%       0.88%       1.01%
  Net investment income...........................       1.68         1.59        1.65        1.75        1.35
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................         34%          39%         43%         61%         33%
--------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (1)................................      $0.06        $0.06       $0.06          --          --
--------------------------------------------------------------------------------------------------------------

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

                TOTAL RETURN PORTFOLIO                     1997        1996       1995       1994      1993(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................     $15.73      $12.75     $10.78     $10.30    $10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (2)...........................       0.37        0.26       0.43       0.34      0.01
  Net realized and unrealized gain....................       2.26        2.97       2.19       0.42*     0.29
-------------------------------------------------------------------------------------------------------------
Total Income From Operations..........................       2.63        3.23       2.62       0.76      0.30
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............................      (0.21)      (0.07)     (0.41)     (0.28)       --
  Net realized gains..................................      (0.53)      (0.18)     (0.24)        --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions...................................      (0.74)      (0.25)     (0.65)     (0.28)       --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................     $17.62      $15.73     $12.75     $10.78    $10.30
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................      16.84%      25.33%     25.04%      7.40%     3.00%++
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................   $274,006    $171,503    $78,042    $23,196    $2,777
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)........................................       0.79%       0.83%      1.00%      1.00%     0.85%+
  Net investment income...............................       3.24        3.06       3.80       3.84      1.93+
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................         75%         82%        81%       118%       --
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (3)..........................      $0.06       $0.06      $0.06         --        --
-------------------------------------------------------------------------------------------------------------
(1)  For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
(2)  For the Total Return Portfolio, the Investment adviser waived all or part of its fees for the year ended December 31, 1994 and the period ended December 31, 1993. In addition, IDS Life reimbursed expenses of $7,873 and $1,472 for the two-year period ended December 31, 1994. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                    PER SHARE                            EXPENSE RATIOS
                                                                 DECREASES TO NET                       WITHOUT WAIVERS
                                                                INVESTMENT INCOME                      AND REIMBURSEMENTS
                                                            --------------------------         ----------------------------------
                                                              1994              1993                1994                1993
                                                            --------          --------         --------------      --------------
    Total Return..........................................   $0.01             $0.02               1.11%               4.14%+
(3)  As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *   The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
 ++  Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1994 with respect to the Intermediate High Grade and Appreciation Portfolios and for the year ended December 31, 1994 and the period from December 3, 1993 (commencement of operations) to December 31, 1993 with respect to the Total Return Portfolio, were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                        /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1997:

     - Percentages of ordinary income distributions designated as qualifying for the corporate dividends received deduction available to corporate shareholders:

               Appreciation Portfolio..........................................    89.56%
               Total Return Portfolio..........................................    41.18%

     - The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gains transactions. As a result, the Fund designates:

          - Total long-term capital gain distributions paid which are considered "28 percent rate gains":

                      Appreciation Portfolio..............................    $7,489,089
                      Total Return Portfolio..............................     3,403,929

A total of 14.14% of the ordinary distributions paid by the Intermediate High Grade Portfolio from net investment income are derived from federal obligations and may be exempt from taxation at the state level.

                                       27

<PG$PCN>

                     (This page intentionally left blank.)

<PG$PCN>

                     (This page intentionally left blank.)

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6223-1 C (2/98)

<PG$PCN>

                          GREENWICH STREET SERIES FUND
                                 ANNUAL REPORT

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 1997

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Smith Barney Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223-1 C (2/98)

<PG$PCN>



                          GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 1997

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide the annual report for the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") for the year ended December 31, 1997. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can be found in this report (except for the Money Market Portfolio). A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

During the past year, the stock and bond markets of the world became more turbulent. Yet for the third consecutive year in a row, the U.S. stock market posted 20%-plus returns. The Standard & Poor's 500 Stock-Price Index ("S&P 500"), a common benchmark for stock market performance, had a return of 33.35% for the one-year ended December 31, 1997. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.) The bond market had a stellar year because of declining inflation and a relatively neutral Federal Reserve Board ("Fed") monetary policy. Despite an increase in market volatility and growing investor concerns about Asia, many financial assets performed well in 1997.

As the world's stock markets have grown more tumultuous, investors have begun to turn to bonds for safety, further enhancing their relative attractiveness. Long-term rates have dropped to their lowest level in nearly 30 years. Deflation has become the major issue rather than inflation. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand.) In fact, many investment professionals believe that the Fed may even lower short-term rates in the coming months.

At the start of 1998, we are at an interesting crossroad in the economic cycle. Never before have investors faced a world that is rapidly evolving into one vast economy. A world without a major conflict and marked by less famine, higher standards of living and more open borders. Some previously underdeveloped countries are experiencing rapid development and, as a result, are creating a commensurate higher demand for products and services that have long characterized more developed countries. Yet, progress can bring imbalances and the world's capital markets have experienced significant disruptions recently due in large part to Asia's difficulties.

For the year ended December 31, 1997, the Lehman Brothers Aggregate Bond Index bonds returned 9.65%. (The Lehman Brothers Aggregate Bond Index is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues.) And we have every reason to believe that the bond market will continue to perform well in 1998 given the positive underlying economic fundamentals.

But the underlying positive factors supporting the bond market have caused us to become more concerned about the stock market. Deflation can mean slower economic growth and greater pressure on corporate earnings (and stock prices). However, lower rates have historically tended to support the stock market. But that hasn't always been the case.

In our view, rates are unlikely to rise and may actually come down a little. The year ahead will probably be one of consolidation in the stock market and healthy performances for bonds. However, we expect a resurgence of global economic growth and better stock market performance toward the end of 1998 as Asia's problems are eventually solved.

Because of low inflation, higher productivity and shrinking deficits, bond investors should be rewarded in the coming year. Stock investors should not expect the outsized returns of the last three years to continue. The disruptions caused by Asia will ripple through the world's capital markets and higher stock market volatility is here to stay. The International Monetary Fund ("IMF") has predicted that Asia's stock market and foreign exchange volatility will cut sharply into the region's economic growth and will also act as a drag on worldwide economic growth. Moreover, swings in the stock market have become even more pronounced as daily trading volume surges on the major exchanges. Counterbalancing this higher volatility is the behavior of increasingly savvy investors who understand that successful stock investing requires patience, discipline and an ability to handle the market's ups and downs.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

For the year ended December 31, 1997, the Money Market Portfolio generated a total return of 4.47%. Despite the recent troubles in the global stock markets, it has been relatively quiet in the money markets so far this year. The Fed has stayed patient and has kept its monetary policy unchanged. The Fed's hands-off approach has enabled the U.S. economy to grow moderately while inflation remains subdued. The Federal Open Market Committee ("FOMC"), a key committee that sets short-term monetary policy for the Fed, last raised interest rates in late March 1997. Since then, both long- and short-term interest rates have traded in a narrow range and investors who were long and fully invested have been rewarded.

Fed Chairman Alan Greenspan recently testified before the Joint Economic Committee of Congress where he discussed the financial turmoil in Asia and its possible effects on the U.S. markets. As a result of events in Asia, Greenspan expects some slowing in U.S. economic growth. In addition, the Fed Chairman reiterated many points that we have raised throughout the year; namely that inflation remains low, labor markets are tight and labor productivity continues to improve. Greenspan also stated that the U.S. stock market drop of late October was salutary for the U.S. economy because it could possibly dampen consumer demand and bring stock valuations back down from their lofty levels.

The U.S. economy is still growing strongly. In our view, the key to prolonging the current expansion is low inflation. However, we have seen a slight pick-up in labor costs recently. The employment cost index increased 0.8% in the third quarter, and is running at a 3.0% for the twelve months ended September 1997 versus 2.8% for the comparable period in 1996.

We think that the emerging market crisis should help to keep inflation low. However, the degree to which it slows the capital spending of U.S. corporations remains an open question. Weak demand in Asia and a stronger U.S. dollar will have some modest effect (although negative) on U.S. economic growth in 1998. The Fed will most likely wait to see the impact of all these events before making any changes to its monetary policy. While the outcome of Asian crisis is still unknown, U.S. leaders, the IMF and the Asian countries involved are working together to establish reforms that will assist them in stabilizing their economies. The Asian crisis will put downward pressure on prices of goods as Korea and Indonesia export goods to the U.S., at cheaper prices. This will keep prices of U.S. goods low or even reduce prices in order to remain competitive.

This is not a destabilizing force as Chairman Greenspan reiterated in his speech in early January. He distinguishes between a fall in specific goods price declines such as in computers as opposed to sharply sliding real estate and stock prices, which could cause a deflationary spiral. Chairman Greenspan sees little risk of deflation because growth and consumer demand in the U.S. remains strong.

The yield curve remains fairly flat and over the next several months we expect relatively little interest rate volatility. (The yield curve shows the difference between short- and long-term yields.) We will continue to invest across the yield curve if when we identify good value. We will target the average maturity for the Money Market Portfolio at 45 days.

As you have probably read in various financial papers, major U.S. banks, brokerage firms and multinational corporations have exposure to Asia. However, these companies have had several years of excellent profitability and reserve building among the issuers we purchase for the Portfolios.

We believe that no major downgradings will occur that will impair any of our approved issuers. The Japanese banking system remains in turmoil with major downgradings and some bankruptcies occurring. Spreads between top European bank CDs and Japanese bank CDs have widened by as much as 100 basis points (1.00%) and are now currently 60 basis points (0.60%). We currently hold no Japanese bank exposure in the Portfolios.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The Diversified Strategic Income Portfolio ("Portfolio") seeks to provide investors with high current income by investing in a combination of U.S. government and mortgage-related securities, corporate bonds rated below investment grade and foreign government securities. The Portfolio's investment management team allocates assets based on its analysis of current economic and market conditions, taking into account the relative risks and income opportunities within each of the fixed-income sectors of the Portfolio.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Portfolio returned 8.14% and underperformed the Lehman Brothers Aggregate Bond Index return of 9.65% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.) What follows are brief summaries of the economic and market conditions that affected the Portfolio's three major sectors during the reporting period.

High Yield Bonds

The high yield bond market generated relatively strong performance throughout 1997. Within the high yield bond market, the lower quality issues generated the strongest total returns in 1997 (i.e., a roughly 16% range). This was not surprising given the strong performance of the domestic stock market. The lower-quality segment of the high yield bond market tends to be more closely correlated to the domestic stock market than the higher-quality segments of the high yield bond market.

The high yield bond market began to underperform U.S. Treasuries in the fourth quarter of 1997 as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the U.S. Treasury market. The greatest underperformance in the fourth quarter was among the lower-quality issues. In periods of increasing economic uncertainty, the lower-quality segments of the high yield bond market generally underperform because of their greater vulnerability to weaker economic conditions. The more interest-rate sensitive higher-quality issues generated the strongest total returns as general interest rates declined during the period under review.

We believe the financial markets will remain choppy as investors continue to sort out the potential negative impact on world economic growth from the large declines in both the currencies and financial assets of the emerging markets in Asia and Latin America.

Government Securities

In our view, one of the most important events for the market in 1997 was the widely publicized currency and economic turmoil in Asia, specifically in Korea, Japan and Indonesia. As these currencies were devalued, the U.S. dollar was clearly a beneficiary. Other notable events during the reporting period include:

     - As a result of the unexpected strength in the U.S. economy, the Fed raised the federal funds rate by 25 basis points, or 0.25%, at its March 1997 meeting. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)

     - The not-so-successful introduction of inflation-indexed bonds by the U.S. Treasury.

     - The drastic reduction in the U.S. budget deficit. According to the latest report by the Congressional Budget Office, the deficit will go down to $5 billion in fiscal 1998 and may actually run annual surpluses in 2001 if present policies continue.

     - As a result of lower rates, mortgage refinancing has increased.

     - The drive toward the European Monetary Union ("EMU") continues to be on target for 1999.

Moderate economic growth, combined with historically low inflation and the threat of financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for rates to go lower. While non-believers would suggest rates are too low, there is no compelling evidence to warrant a reversal of the present trend. High real rates, a lesser supply of U.S. Treasuries and a strong dollar are just some of the reasons why we remain bullish on bonds.

Global Government Bonds

There were three key influences behind the global government bond market's performance during the reporting period. First, the favorable U.S. economy, with strong growth and low inflation generating positive supply and demand conditions. Second, the strong U.S. dollar and relatively large interest rate differential with comparable foreign assets creating international investor demand for U.S. securities. Third, the financial crisis in Asia, which escalated during the second half of 1997 and increasingly highlighted the safe-haven qualities of treasury bonds. In Europe, the convergence theme was the dominant factor during 1997. This was highlighted by the relative performance of the higher-yielding and core bond markets over the period.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

The current year is beginning as 1997 ended, with many Asian currencies and financial markets in freefall. Currencies will remain under pressure until the economies in question slow sufficiently to allow their payments imbalances to readjust to equilibrium. This process will involve significant contraction of those Asian economies, with ramifications for growth and inflation elsewhere in the world. There are two routes through which the Asian situation is positive for developed world bond markets, and one possibly negative one. By slowing growth worldwide, and in particular in the U.S. and Europe, Asian recession will further dampen inflation rates which were already low and quite stable in the U.S. It is true there have been some faint signs of a pickup in wage growth in the U.S. in particular.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seek to provide current income and, as a secondary goal, long-term capital appreciation. The Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable. The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the equity and debt securities of companies in the utility industry.

For the year ended December 31, 1997, the Portfolio had a total return of 23.52% versus the S&P 500 total return of 33.35% for the same period.

By all measures, the year 1997 was a positive one for the broader utility industry, with indices such as the Dow Jones Utility Average and Philadelphia Exchange Index of Utilities reaching all-time highs. In the second half of 1997, the Philadelphia Utility Index ("UTY") outperformed the S&P 50 by 13.8% and was up 20.1% nominally. The relative move in the UTY's ended almost four years of underperformance by the electric utility sector.

In our view, the utility industry's good relative performance was driven by several factors including the attractive yield relative to either bonds or other stocks, falling long-term interest rates, improved regulatory reforms and the prospects for sustained earnings and dividend growth. In addition to these factors, superior relative performance by utilities in the second half of 1997 reflected a flight to quality as investors grew concerned about the market as a whole. Investors were particularly concerned about those sectors sensitive to economic activity that will slow as a result of turmoil in Asia.

We see continued strength in the utility sectors in 1998, despite the magnitude of the sectors' December rally. In fact, we see an opportunity in the first half of 1998 to take advantage of the groups' vulnerability to a short-term pullback in relative performance. We intend to use this opportunity to adjust the Portfolio's allocations and to establish several new positions.

In light of our macro view that stock market valuations are high and long-term interest rates will continue to go down, we anticipate that the higher-yielding utility sectors will remain relatively attractive compared to other market sectors. If slower corporate earnings growth materializes, a stronger case will be made for utilities. Companies such as Edison International, Duke Energy, Florida Power & Light, SBC Communications and WorldCom will lead the expansion of the sector's multiples as each company establishes individual leadership in its own markets.

Irrespective of the markets, we expect that the pace of new mergers and acquisitions in 1998 will increase over 1997 levels. We also expect a continuation of positive "incentive for performance-based rate" reforms that have enabled companies to strategically cut costs, lower their capital spending and invest in higher margin non-regulated businesses, thereby creating the value that justifies expanded P/E multiples (a price/earnings ratio (P/E) shows the relationship between a stock's price and the company's earnings for the last four quarters).

In 1998, as was the case in 1997, we plan to continue to emphasize quality, targeting companies with strong balance sheets and positive free cash flows. Our investment strategy also favors companies with managements' who have implemented a strategic plan for competing in a changing marketplace.

We expect continued volatility in the utilities industry as the financial markets differentiate between competitive and non-competitive companies. The Portfolio will continue to diversify in both traditional, low volatility utility companies such as Florida Power and Light and Texas Utilities as well as companies with higher growth potential such as WorldCom and Teleport.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio is managed to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P 500. For the period ending December 31, 1997, the Portfolio posted a total return of 32.16% in line with the total return of the S&P 500 of 33.35% for the same period.

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread through the other countries in Southeast Asia and wreaked havoc on their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

For most of the year, the U.S. economy continued to grow with a near absence of inflationary pressures. Consumer prices rose only modestly while wholesale prices actually fell. Never before has the rate of inflation remained so low at this late stage of an economic expansion.

Technology-driven strong productivity gains have contributed to the recent disinflationary trend, another positive factor has now come into play for the outlook on U.S. inflation. With the significant devaluation of several Asian currencies, import prices should fall and push domestic inflation even lower. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was well below $300 per ounce and at an 18-year low in December 1997.

We believe that inflation will continue to remain benign. Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998.

While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand. Disinflation is a slowing down in the rate of price increases and means you don't have pricing power today, but there aren't any major imbalances or dislocations to the economy.) Moreover, while it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact of the Asian turmoil on U.S. GDP growth will be no more than -0.5%.

1997 turned out to be another spectacular year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and low inflation.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the Dow Jones index by 554 points on Monday, October 27 and created its largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than to the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and, as a result, 1998 promises to be a year of great uncertainty.

In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks long-term capital growth and income. The Portfolio invests in income producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the year ended December 31, 1997, the Growth and Income Portfolio had a return of 22.94% versus the S&P 500 total return of 33.35% for the same period.

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

During 1997, the stock market soared for its third consecutive year. Falling interest rates rallied bonds, resulting in a positive year for most bond investors. But by year-end, market uncertainty had increased due to the financial and economic crisis spreading across Asia. Over the course of the year, the retailing, pharmaceutical and financial sectors outperformed the overall stock market, while basic materials and oil stocks lagged.

The Growth and Income Portfolio is widely diversified, and participates in most of the major stock market sectors. At year-end, the Portfolio was slightly overweighted in the retail sector and underweighted in pharmaceuticals. The retailing exposure was a plus for the Portfolio last year, due to the outperformance noted above. The Portfolio's smaller-than-average participation in drug stocks was a disadvantage, as drug stocks also produced strong returns.

Our investment management strategy in the Growth and Income Portfolio remains unchanged. As noted in previous commentaries, we buy quality or "blue chip" companies with a history of rising dividends. We believe that our focus on dividend increases is a good way to identify successful companies. In addition to dividend increases, we also look for companies with solid balance sheets, excellent management teams and promising product lines.

We were net buyers of both utility and financial stocks last year. In the utility sector, we purchased Duke Energy, AT&T and MCI Communications. Duke is an integrated energy provider, with both electrical power and natural gas capabilities. Duke is ahead of most of its competitors in being able to provide its customers with total energy solutions. AT&T and MCI are both long distance telecommunication companies. New management at AT&T is in the midst of refocusing the company on its core operations. MCI was an attractive way to invest in WorldCom, as the two companies are scheduled to merge. The combined company should not only realize significant cost savings, but also be a formidable competitor across a number of telecommunication markets.

Financial stocks added to the portfolio include Chase Manhattan, and several Real Estate Investment Trusts ("REITs"): Kilroy Realty, S.L. Green Realty and Starwood Hotels. Chase is continuing to streamline operations post its merger with Chemical Bank. It has significant strength in its domestic branch system and credit cards, and is strengthening its investment banking capabilities. REITs are an attractive way to play the rebound in U.S. real estate values. They also provide the Portfolio with an attractive income stream.

Three of the stocks we sold this year are of particular interest, as we sold each for quite different reasons. We sold Chrysler late in the year due to our concerns that foreign competition would become fiercer. Despite Chrysler's increased productivity, we think that a stronger U.S. dollar will allow foreign manufacturers to cut prices and grab market share from all domestic automakers. Monsanto was sold as the result of a valuation judgment. The company had gone through a successful restructuring, which appeared to be fully reflected in the stock price. Conrail was not technically a sale, as we tendered the shares to a joint takeover by CSX and Norfolk Southern. These two competing railroads wanted control of Conrail's excellent access to northeastern markets.

Over the next six months, we believe that market volatility will remain high. Both the stock and bond markets will be impacted by the events unfolding in Asia. The economic slowdown in Asia will cool our domestic economy -- which ironically may prove to be a positive. For it was only a few short months ago that economists were fretting that U.S. growth might be too strong. Despite the Asian uncertainty and its associated volatility, we believe that the fundamentals underlying the U.S. economy remain strong. Corporate earnings reports are robust versus expectations. Interest rates and inflation remains low. Therefore, the long-term positive fundamental outlook remains intact. We think that investors should take advantage of any shorter-term weakness to add to their long-term core holdings.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing at least 65% of its total assets in the common stocks of small- and medium-sized foreign and domestic companies. The Portfolio focuses on companies that are in the early stages of their life cycles and have the potential to become major enterprises.

The Emerging Growth Portfolio posted a total return of 21.16% for the year ended December 31, 1997, versus the Nasdaq Composite Index which had a total return of 21.64% for the same period.

1997 was a roller coaster year with strong performance in the second and third quarters, and with first and fourth quarter performance relatively poor. The year mirrored the performance of emerging growth stocks versus larger ones, which at the end of the year stood near the bottom of the typical range versus the larger companies. The best-performing group in the

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

market during the reporting period was finance while cyclical stocks were the worst performers. In fact, no group seems to be able to maintain market leadership role for any extended period of time.

The Portfolio's investment style is a bottom up approach that focuses on careful stock selection. We try and identify the best-performing high growth companies. Risk is minimized by maintaining a broadly diversified portfolio and the Portfolio usually remains fully invested. Our investment style remains consistent despite changing market conditions.

Stocks are selected based on two key criteria: rising earnings expectations and improving valuations. In order for a stock to be purchased, it must meet both criteria. Stocks are immediately sold if earnings expectations fall, and very quickly if its valuation declines. Among the best performers for the Portfolio during the reporting period were Dell Computer, Yahoo, Halter Marine, Chancellor Media and U.S. Airways.

Depending upon the level of investor uncertainty, the market treats emerging growth stocks differently. When fear rises, investors usually seek out "safe haven" stocks, and generally they avoid the type of stocks held in the Portfolio. When investor confidence returns, the market seeks the typically higher returns available from emerging growth companies. Emotional swings are occurring at a seemingly accelerated pace and that has increased market volatility. We do not see these conditions changing over the near term. Emerging growth stocks valuations are currently at the bottom of the historic range when compared to larger companies and we believe they represent attractive long-term investment opportunities. When investors become more confident, emerging growth stocks should perform very well. Until then, emerging growth stocks will likely remain volatile.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified blend of equity securities of established non-U.S. issuers. For the year ended December 31, 1997, the International Equity Portfolio posted a total return of -2.18% versus the MSCI EAFE Index which posted 1.78% for the same period. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

The U.S. stock market continued its upward momentum in 1997. Large inflows of money into mutual funds by domestic and international investors, strong corporate profits and low inflation produced another year of outsized returns. For the third consecutive year in a row, the U.S. stock market posted 20%-plus returns. In contrast, the MSCI EAFE Index generated a total return of only 1.78% for the year ending December 31, 1997. The year also witnessed severe drops in Asian non-EAFE markets such as Thailand, South Korea, India and the Philippines.

Despite the rise in the U.S. market, investors found many potholes along the way. As might be expected in a stock market that has climbed relentlessly, buyers have been attracted whose conviction levels are not strong. Many stocks are priced for perfection. As a result, any minor disappointment reported by a company can result in an exaggerated and painful stock price decline.

In the last quarter of 1997, the U.S. experienced a true "decoupling" of the stock and bond markets, with long-term bonds rallying under a presumed "flight to quality" while equities struggled. The stock market malaise was fueled primarily by the economic and market turmoil of the Pacific Rim. What purportedly began as a problem in Southeast Asia spread northward and engulfed Korea, Taiwan and Japan. Japan has been struggling with the aftereffects of the 1980s "bubble economy" throughout the 1990s, as well as inconsistent government policy and corruption all of which have prolonged the agonies. The bankruptcies of financial institutions in Japan may mark a more pragmatic market approach to solving its problems, but such solutions are not necessarily available in other Asian economies where political considerations may preclude significant departures from past practices.

We do not view Asia's problems as short-term. Forced currency depreciations, austerity measures and corporate dislocations are hardly the elixir of bull markets. Markets and stocks stand at ten year relative valuation lows, but earnings and economic forecasts must be viewed as suspect. We are pleased to have substantially reduced our Asian exposure earlier in the year and we continue to monitor the unfolding circumstances closely.

The problems in Asia have caused a withdrawal of capital from virtually all emerging markets including those of Latin America. The Brazilian economy has been forced to accept very high interest rates and sharp budget cuts to preserve its

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

currency, which has been central to driving down inflationary pressures. While the Latin American markets have given up portions of gains earned earlier this year, we believe the outlook for the region continues to be satisfactory.

Europe continues to be of particular interest. While these markets are affected by the Asian turmoil and high employment rates, the economies have stabilized and European industry continues to restructure and reduce costs. Interest rates remain at 25 year lows, setting the framework for a generational shift in the increased demand for stocks. While the second quarter selection of countries to be included in the first round of European monetary union talks may cause some trading volatility, the investment outlook for Europe appears to us to have a good risk reward trade-off.

The U.S. market has stalled as earnings warnings from selected large capitalization multinationals have cast a modest pall on what has been the "hottest" part of the U.S. market through the first half of 1997. Clearly these macro difficulties, combined dampened consumer spending in Asia and Europe as well as the more onerous currency comparisons, will limit the earnings growth of some of these global giants. A potential transition of market leadership to small- and mid-cap stocks may be underway.

A common thread running throughout the global markets has been the emphasis on large capitalization multi-national companies. This emphasis has not been seen since the "nifty fifty" era of the mid-1970s when a handful of stocks led the market to unprecedented heights. Portfolio management for "bottom up" investors such as ourselves is very difficult in this kind of environment and we look forward to a period when research and analysis will create more value.

Overall, we do not believe that the long-term bull market for financial assets is over. Yet the recent global decline of stock is a reminder that the returns from equities in recent years has been extraordinarily high. We anticipate measured gains in 1998 as the earnings outlook for companies in Portfolio remains healthy.

In closing, we thank you for your investment in the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

February 3, 1998

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/97 (UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------
   Year Ended 12/31/97                  8.14%
   Five Years Ended 12/31/97            8.85%
   10/16/91* through 12/31/97           7.54%
           CUMULATIVE TOTAL RETURN
   ------------------------------------------
   10/16/91* through 12/31/97          57.13%

   * Commencement of operations

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Diversified Strategic Income Portfolio on October 16, 1991 (commencement of operations) through December 31, 1997 with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


                   Diversified Strategic              Lehman Brothers
                     Income Portfolio                 Aggregate Bond Index
10/16/91                10000                                10000
12/91                   10140                                10507
12/92                   10284                                11285
12/93                   11576                                12386
12/94                   11251                                12024
12/95                   13071                                14246
12/96                   14530                                14944
12/31/97                15713                                16385

--------------------------------------------------------------------------------
The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 12/31/97  (UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------------
   Year Ended 12/31/97                 23.52%
   Five Years Ended 12/31/97           11.46%
   10/16/91* through 12/31/97          11.45%
           CUMULATIVE TOTAL RETURN
   ------------------------------------------
   10/16/91* through 12/31/97         96.10%

   * Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Income Portfolio on October 16, 1991 (commencement of operations) through December 31, 1997 with that of a similar investment in the Variable Annuity Lipper Equity Income Funds Peer Group Average and Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter market.

The Variable Annuity Lipper Equity Income Funds Peer Group Average is composed of 267 equity income funds as of December 31, 1997 which underlie variable annuities.

                                                                VARIABLE ANNUITY
                                                                  LIPPER EQUITY
          MEASUREMENT PERIOD                EQUITY INCOME       INCOME FUNDS PEER
        (FISCAL YEAR COVERED)                 PORTFOLIO               GROUP             S&P 500 INDEX
10/16/91                                       10000                 10000                 10000
DEC-91                                         10200                 10559                 10838
DEC-92                                         11397                 11782                 11668
DEC-93                                         12583                 13758                 12844
DEC-94                                         11308                 14094                 13012
DEC-95                                         14979                 16510                 17998
DEC-96                                         15876                 18034                 19988
12/31/97                                       19610                 23075                 26656

--------------------------------------------------------------------------------
The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO AS OF 12/31/97 (UNAUDITED)
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN
   -------------------------------------------
   Year Ended 12/31/97                  32.16%
   Five Years Ended 12/31/97            19.07%
   10/16/91* through 12/31/97           17.42%
           CUMULATIVE TOTAL RETURN
   -------------------------------------------
   10/16/91* through 12/31/97          171.27%

   * Commencement of operations

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Equity Index Portfolio on October 16, 1991 (commencement of operations) through December 31, 1997 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

               MEASUREMENT PERIOD                                              STANDARD & POOR'S 500
             (FISCAL YEAR COVERED)                  EQUITY INDEX PORTFOLIO             INDEX
10/16/91                                                   10000                      10000
DEC-91                                                     10620                      10838
DEC-92                                                     11335                      11668
DEC-93                                                     12316                      12844
DEC-94                                                     12421                      13012
DEC-95                                                     16870                      17898
12/31/96                                                   20526                      22005
12/31/97                                                   27127                      29345

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH & INCOME PORTFOLIO AS OF 12/31/97 (UNAUDITED)
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURN
   -------------------------------------------
   Year Ended 12/31/97                  22.94%
   Five Years Ended 12/31/97            15.21%
   10/16/91* through 12/31/97           13.79%
             CUMULATIVE TOTAL RETURN
   -------------------------------------------
   10/16/91* through 12/31/97          123.21%

   * Commencement of operations

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Growth & Income Portfolio on October 16, 1991 (commencement of operations) through December 31, 1997 with that of a similar investment in the Variable Annuity Lipper Growth & Income Funds Peer Group Average and Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Growth & Income Funds Peer Group Average is composed of 628 growth and income funds as of December 31, 1997 which underlie variable annuities.

                                                                VARIABLE ANNUITY
                                                                 LIPPER GROWTH &
          MEASUREMENT PERIOD               GROWTH & INCOME      INCOME FUNDS PEER
        (FISCAL YEAR COVERED)                 PORTFOLIO               GROUP             S&P 500 INDEX
10/16/91                                       10000                 10000                 10000
DEC-91                                         10140                 10746                 10838
DEC-92                                         10996                 11551                 11668
DEC-93                                         11995                 12802                 12844
DEC-94                                         11611                 12646                 13012
DEC-95                                         15152                 16514                 17898
DEC-96                                         18157                 18211                 19988
12/31/97                                       22321                 22950                 26656

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 12/31/97 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
Year Ended 12/31/97                        21.16%
12/3/93* through 12/31/97                  18.00%
           CUMULATIVE TOTAL RETURN
-------------------------------------------------
    12/3/93* through 12/31/97              96.46%
-------------------------------------------------

    * Commencement of operations

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Emerging Growth Portfolio on December 3, 1993 (commencement of operations) through December 31, 1997 with that of a similar investment in the NASDAQ Composite Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.


               MEASUREMENT PERIOD                      EMERGING GROWTH
             (FISCAL YEAR COVERED)                        PORTFOLIO            NASDAQ COMPOSITE INDEX
12/3/93                                                    10000                      10000
DEC-93                                                     10410                      10297
DEC-94                                                      9631                       9968
DEC-95                                                     13762                      13947
DEC-96                                                     16215                      17115
12/31/97                                                   19646                      20819


--------------------------------------------------------------------------------
The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 12/31/97 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
Year Ended 12/31/97                        (2.18)%
12/3/93* through 12/31/97                   4.35%
           CUMULATIVE TOTAL RETURN
-------------------------------------------------
12/3/93* through 12/31/97                  18.97%
-------------------------------------------------

    * Commencement of operations

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in International Equity Portfolio on December 3, 1993 (commencement of operations) through December 31, 1997 with that of a similar investment in the Morgan Stanley EAFE Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

               MEASUREMENT PERIOD                    INTERNATIONAL EQUITY       MORGAN STANLEY EAFE
             (FISCAL YEAR COVERED)                        PORTFOLIO                    INDEX
12/3/93                                                    10000                      10000
DEC-93                                                     10050                      10724
DEC-94                                                      9210                      10850
DEC-95                                                     10020                      12103
DEC-96                                                     12163                      12873
12/31/97                                                   11897                      13120

--------------------------------------------------------------------------------
The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

  FACE                                                                              ANNUALIZED
 AMOUNT                                  SECURITY                                     YIELD          VALUE
-------------------------------------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 6.3%
$100,000    Federal Home Loan Bank matures 4/24/98.............................        5.59%       $   98,292
 200,000    Federal Home Loan Mortgage Corp. matures 1/30/98...................        5.75           199,080
-------------------------------------------------------------------------------------------------------------
            TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
            (Cost -- $297,372).................................................                       297,372
-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 71.5%
 100,000    Abbey National PLC matures 4/27/98.................................        5.70            98,212
 100,000    Bank of America Corp. matures 4/28/98..............................        5.76            98,174
 200,000    Bell Atlantic Financial Services matures 1/27/98...................        5.89           199,155
 200,000    Canadian Imperial Holdings matures 3/10/98.........................        5.81           197,835
 200,000    Chase Manhattan Bank Corp. matures 1/30/98.........................        5.65           199,116
 200,000    Citicorp matures 1/2/98............................................        6.75           199,963
 150,000    Credito Italiano matures 2/18/98...................................        5.72           148,888
 200,000    Cregem North America mature 2/9/98 to 3/16/98......................    5.67 to 5.80       198,219
 200,000    Ford Motor Credit matures 1/15/98..................................        5.91           199,543
 200,000    General Electric Capital Corp. mature 3/11/98 to 5/26/98...........    5.80 to 5.81       196,640
 200,000    J.P. Morgan & Co. matures 3/18/98..................................        5.80           197,585
 200,000    Merrill Lynch & Co. mature 1/22/98 to 2/27/98......................    5.67 to 5.84       198,782
 200,000    National Australia Bank matures 1/12/98............................        5.92           199,639
 200,000    NationsBank Corp. matures 2/10/98..................................        5.81           198,722
 200,000    New Center Asset Trust matures 1/20/98.............................        5.98           199,372
 200,000    Osterreich Kontrollbank matures 2/27/98............................        5.84           198,170
 100,000    Svenska Handelsbanken matures 1/30/98..............................        5.64            99,552
 100,000    Union Bank of Switzerland matures 1/2/98...........................        6.75            99,981
 175,000    USAA Capital Corp. matures 1/21/98.................................        5.92           174,426
 100,000    Woolwich Building Society matures 6/5/98...........................        5.84            97,557
-------------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER (Cost -- $3,399,531)........................                     3,399,531
-------------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 14.7%
 200,000    Bank of Montreal matures 2/18/98...................................        5.75           200,002
 200,000    Banque Nationale De Paris matures 2/3/98...........................        5.66           199,981
 200,000    Deutsche Bank mature 1/9/98 to 4/6/98..............................        5.64           200,000
 100,000    RaboBank matures 3/20/98...........................................        5.82            99,975
-------------------------------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFCATES OF DEPOSIT (Cost -- $699,958)............                       699,958
-------------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 4.2%
 200,000    Republic National Bank of New York matures 1/2/98
            (Cost -- $200,000).................................................        6.75           200,000
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
 158,000    Goldman, Sachs & Co., 6.348% due 1/2/97; Proceeds at
            maturity -- $158,056; (Fully collateralized by U.S. Treasury Notes,
            5.625% due 12/31/99; Market value -- $161,472)
            (Cost -- $158,000).................................................                       158,000
-------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $4,754,861*)....................                    $4,754,861
-------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 33.1%
$  10,000,000    U.S. Treasury Principal Strips, due 8/15/17................................   $ 3,093,700
      602,712    Federal Home Loan Mortgage Corp., 9.000% due 1/1/20 through 5/1/21.........       640,568
    1,768,663    Government National Mortgage Association, 7.000% due 9/15/23 through
                 5/15/24....................................................................     1,784,139
      357,820    Government National Mortgage Association, 7.500% due 2/15/24...............       366,876
      991,193    Government National Mortgage Association, 8.000% due 5/15/17 through
                 12/15/21...................................................................     1,028,364
   12,191,289    Government National Mortgage Association, 9.000% due 11/15/16 through
                 9/15/24....................................................................    13,117,339
----------------------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT SECTOR (Cost -- $19,319,462).........................    20,030,986
----------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 30.9%
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 29.0%
----------------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.8%
      450,000    Airplanes Pass Through Trust, 10.875% due 3/15/19..........................       506,259
----------------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE AND RADIO -- 4.0%
                 Cablevision Systems Corp.:
      275,000    9.875% due 2/15/13.........................................................       304,563
      100,000    10.500% due 5/15/16........................................................       116,500
      150,000    Comcast UK Cable, step bond to yield 11.200% due 11/15/07..................       123,188
      250,000    Le Groupe Videotron Ltee., 10.625% due 2/15/05.............................       279,688
                 Rogers Cablesystems Ltd.:
      100,000    10.000% due 3/15/05........................................................       110,750
      325,000    10.000% due 12/1/07........................................................       357,500
      275,000    11.000% due 12/1/15........................................................       319,000
      100,000    Rogers Communications Inc., 8.875% due 7/15/07.............................       100,250
      100,000    TV Azteca S.A., 10.125% due 2/15/04........................................       103,500
      450,000    UIH Australia/Pacific Communications Inc., step bond to yield 14.000% due
                 5/15/06....................................................................       308,250
      200,000    United International Holdings, zero coupon due 11/15/99....................       164,000
      250,000    Wireless One Inc., 13.000% due 10/15/03....................................       110,000
----------------------------------------------------------------------------------------------------------
                                                                                                 2,397,189
----------------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 0.3%
      100,000    American Builders & Contractors Supply Co., 10.625% due 5/15/07............       104,125
      100,000    Koppers Industry Inc., 9.875% due 12/1/07 (a)..............................       103,000
----------------------------------------------------------------------------------------------------------
                                                                                                   207,125
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.2%
      175,000    PT Polysindo Eka Perkasa, 13.000% due 6/15/01..............................       157,500
----------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 0.6%
      100,000    Interlake Corp., 12.125% due 3/1/02........................................       103,875
      150,000    Park-Ohio Industries, 9.250% due 12/1/07 (a)...............................       153,937
      100,000    Unifrax Investment Corp., 10.500% due 11/1/03..............................       103,500
----------------------------------------------------------------------------------------------------------
                                                                                                   361,312
----------------------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICES -- 0.2%
      100,000    Axiohm Transaction Solutions, 9.750% due 10/1/07 (a).......................       101,750
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
ELECTRIC/UTILITIES -- 1.5%
                 Aes Corp.:
$     100,000    10.250% due 7/15/06........................................................   $   108,750
      100,000    8.375% due 8/15/07.........................................................       100,000
      125,000    8.500% due 11/1/07 (a).....................................................       125,313
      200,000    Calpine Corp., 10.500% due 5/15/06.........................................       218,000
      100,000    Cleveland Electric Illuminating Co., 7.430% due 11/1/09 (a)................       103,000
      100,000    El Paso Electric Co., 8.900% due 2/1/06....................................       110,875
       50,708    Midland Funding Corp. I, 10.330% due 7/23/02...............................        54,575
      100,000    Niagara Mohawk Power Corp., 7.750% due 5/15/06.............................       105,500
----------------------------------------------------------------------------------------------------------
                                                                                                   926,013
----------------------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 1.8%
      175,000    Fairchild Semiconductor Corp., 10.125% due 3/15/07.........................       185,062
      100,000    Flextronics International Ltd., 8.750% due 10/15/07 (a)....................        99,750
      250,000    Graphic Controls Corp., 12.000% due 9/15/05................................       279,375
      300,000    Unisys Corp., 12.000% due 4/15/03..........................................       339,750
      200,000    Viasystems Inc., 9.750% due 6/1/07.........................................       206,750
----------------------------------------------------------------------------------------------------------
                                                                                                 1,110,687
----------------------------------------------------------------------------------------------------------
FINANCE -- 0.4%
      125,000    Amresco Inc., 10.000% due 3/15/04..........................................       130,000
      100,000    Ocwen Capital Trust I, 10.875% due 8/1/27..................................       108,375
----------------------------------------------------------------------------------------------------------
                                                                                                   238,375
----------------------------------------------------------------------------------------------------------
FOOD -- 1.4%
      100,000    Ameriserve Food Distribution, 8.875% due 10/15/06..........................       101,250
      100,000    B&G Foods Inc., 9.625% due 8/1/07 (a)......................................       101,000
      200,000    Imperial Holly, 9.750% due 12/15/07 (a)....................................       201,250
      400,000    Van de Kamp Inc., 12.000% due 9/15/05......................................       444,000
----------------------------------------------------------------------------------------------------------
                                                                                                   847,500
----------------------------------------------------------------------------------------------------------
GROCERY/CONVENIENCE STORES -- 0.2%
      100,000    Extendicare Health Services, 9.350% due 12/15/07 (a).......................       102,500
----------------------------------------------------------------------------------------------------------
HEALTH CARE/DRUGS/HOSPITAL SUPPLIES -- 1.1%
      125,000    ICN Pharmaceuticals Inc., 9.250% due 8/15/05...............................       132,812
      100,000    Magellan Health Services Inc., 11.250% due 4/15/04.........................       111,250
      100,000    Pharmaceutical Fine Chemicals, 9.750% due 11/15/07 (a).....................       101,500
                 Tenet Healthcare Corp.:
      150,000    8.000% due 1/15/05.........................................................       152,812
      150,000    8.625% due 1/15/07.........................................................       155,437
----------------------------------------------------------------------------------------------------------
                                                                                                   653,811
----------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 2.0%
      300,000    Courtyard By Marriott, 10.750% due 2/1/08..................................       330,000
                 HMH Properties Inc.:
      375,000    9.500% due 5/15/05.........................................................       399,375
      100,000    8.875% due 7/15/07.........................................................       105,500
      200,000    Mohegan Tribal Gaming Authority, 13.500% due 11/15/02......................       258,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 2.0% (CONTINUED)
$     100,000    Signature Resorts Inc., 9.750% due 10/1/07 (a).............................   $   101,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,194,625
----------------------------------------------------------------------------------------------------------
INSURANCE -- 0.5%
      125,000    Sig Capital Trust I, 9.500% due 8/15/27....................................       127,187
      200,000    Veritas Capital Trust, 10.000% due 1/1/28..................................       204,000
----------------------------------------------------------------------------------------------------------
                                                                                                   331,187
----------------------------------------------------------------------------------------------------------
LEISURE/AMUSEMENT/MOTION PICTURES -- 0.2%
      150,000    CLN Holdings Inc., zero coupon due 5/15/01.................................        99,750
----------------------------------------------------------------------------------------------------------
MACHINERY -- 0.3%
      133,000    Terex Corp., 13.250% due 5/15/02...........................................       151,953
----------------------------------------------------------------------------------------------------------
METALS/MINING -- 0.2%
      100,000    UCAR Global Enterprises Inc., 12.000% due 1/15/05..........................       112,875
----------------------------------------------------------------------------------------------------------
OIL SERVICES -- 0.8%
      200,000    Dawson Production Services, 9.375% due 2/1/07..............................       210,000
      150,000    DeepTech International Inc., 12.000% due 12/15/00..........................       159,938
      100,000    ICO Inc., 10.375% due 6/1/07...............................................       107,500
----------------------------------------------------------------------------------------------------------
                                                                                                   477,438
----------------------------------------------------------------------------------------------------------
OIL/NATURAL GAS -- 2.4%
      100,000    Canadian Forest Oil Ltd., 8.750% due 9/15/07...............................       101,375
                 Clark R&M Inc.:
      100,000    8.375% due 11/15/07 (a)....................................................       101,750
      100,000    8.875% due 11/15/07 (a)....................................................       100,000
      100,000    Coho Energy Inc., 8.875% due 10/15/07......................................       100,500
      150,000    Gulf Canada Resources Ltd., 9.625% due 7/1/05..............................       163,125
      150,000    Parker Drilling Corp., 9.750% due 11/15/06.................................       162,000
      300,000    Santa Fe Energy Resources Inc., 11.000% due 5/15/04........................       325,500
      150,000    Stone Energy Corp., 8.750% due 9/15/07.....................................       153,375
      225,000    United Meridian Corp., 10.375% due 10/15/05................................       245,250
----------------------------------------------------------------------------------------------------------
                                                                                                 1,452,875
----------------------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 0.4%
       50,000    Aep Industries Inc., 9.875% due 11/15/07 (a)...............................        51,500
      100,000    Gaylord Container Corp., step bond to yield 12.750% due 5/15/05............       107,250
      100,000    Huntsman Packaging Corp., 9.125% due 10/1/07 (a)...........................       103,250
----------------------------------------------------------------------------------------------------------
                                                                                                   262,000
----------------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS/PRINTING -- 1.5%
      100,000    American Pad & Paper Co., 13.000% due 11/15/05.............................       116,875
      100,000    Asia Pulp & Paper Finance II Mauritius Ltd., 12.000% due 12/29/49..........        88,500
      250,000    Indah Kiat International Finance Co., 11.875% due 6/15/02..................       238,750
      275,000    SD Warren Holdings Co., 12.000% due 12/15/04...............................       307,312
      200,000    Tjiwi Kimia International Finance Co., 13.250% due 8/1/01..................       192,000
----------------------------------------------------------------------------------------------------------
                                                                                                   943,437
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
POLLUTION CONTROL/WASTE REMOVAL -- 0.2%
$     100,000    Cia Latino Americana, 11.625% due 6/1/04 (a)...............................   $   100,000
----------------------------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 0.2%
      100,000    ITT Publimedia BV, 9.375% due 9/15/07 (a)..................................       105,500
----------------------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT/REITS -- 0.2%
      101,000    Trizec Finance Ltd., 10.875% due 10/15/05..................................       114,004
----------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 7.0%
      150,000    Alvey Systems Inc., 11.375% due 1/31/03....................................       156,750
                 Century Communications Corp.:
      100,000    8.750% due 10/1/07.........................................................       102,250
      100,000    8.375% due 12/15/07........................................................       100,250
      500,000    Clearnet Communications Inc., step bond to yield 14.750% due 12/15/05......       397,500
      400,000    Colt Telecom Group PLC, step bond to yield 12.000% due 12/15/06 (b)........       313,000
      100,000    Espirit Telecom Group PLC, 11.500% due 12/15/07............................       103,000
      100,000    Fonorola Inc., 12.500% due 8/15/02.........................................       111,250
      100,000    Globalstar LP, 11.375% due 2/15/04.........................................       101,000
      100,000    Hermes Europe Railtel BV, 11.500% due 8/15/07 (a)..........................       111,000
      150,000    Intelcom Group Inc., step bond to yield 12.500% due 5/1/06.................       112,500
      225,000    Intermedia Communications Inc. of Florida, step bond to yield 12.500% due
                 5/15/06....................................................................       177,750
                 Iridium LLC/Capital Corp.:
      100,000    13.000% due 7/15/05........................................................       105,375
      100,000    14.000% due 7/15/05........................................................       109,750
      100,000    Knology Holdings Inc., step bond to yield 11.875% due 10/15/07 (b).........        55,000
      200,000    McLeod USA Inc., step bond to yield 10.500% due 3/1/07.....................       145,500
      200,000    Metronet Communications Corp., 12.000% due 8/15/07 (b).....................       231,000
      375,000    Millicom International Cellular, step bond to yield 13.500% due 6/1/06.....       278,437
      100,000    Netia Holdings BV, 10.250% due 11/1/07 (a).................................        94,750
                 Nextel Communications Inc., step bond to yield:
      200,000    9.750% due 8/15/04.........................................................       178,000
      100,000    10.650% due 9/15/07 (a)....................................................        63,375
      225,000    9.750% due 10/31/07 (a)....................................................       137,250
      100,000    Primus Telecom Group, 11.750% due 8/1/04...................................       107,000
                 Qwest Communications International:
      150,000      10.875% due 4/1/07.......................................................       169,500
      175,000      Step bond to yield 9.470% due 10/15/07 (a)...............................       119,000
                 RCN Corp.:
      100,000    10.000% due 10/15/07 (a)                                                          103,250
      200,000    Step bond to yield 11.125% due 10/15/07 (a)................................       126,000
      150,000    RSL Communications Ltd., 12.250% due 11/15/06..............................       163,875
                 Telesystem International Wireless Inc., step bond to yield:
      100,000    10.500% due 11/1/07 (a)....................................................        55,500
      300,000    13.250% due 6/30/07 (a)....................................................       188,250
----------------------------------------------------------------------------------------------------------
                                                                                                 4,217,062
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
$     100,000    GS Superhighway Holdings, 10.250% due 8/15/07 (a)..........................   $    86,500
      270,000    Sea Containers Ltd. Series A, 12.500% due 12/1/04..........................       306,450
----------------------------------------------------------------------------------------------------------
                                                                                                   392,950
----------------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS AND NOTES (Cost -- $16,862,530)......................    17,565,677
----------------------------------------------------------------------------------------------------------

   SHARES                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
----------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.0%
          309    Nextel Communications Inc.+ (Cost -- $4,986)...............................         7,231
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
----------------------------------------------------------------------------------------------------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 0.4%
        3,750    Navistar International Corp., Series G, Covertible until 12/31/49..........       224,063
----------------------------------------------------------------------------------------------------------
BANKING -- 0.1%
        2,400    California Federal Preferred Capital Corp., Series A, Exchangeable.........        64,200
----------------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE AND RADIO -- 1.2%
          662    Time Warner, Inc., Series M................................................       744,750
----------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.2%
          103    IXC Communications Inc. (a)................................................       119,480
----------------------------------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCK (Cost -- $1,107,451).................................     1,152,493
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE AND RADIO -- 0.0%
          150    Australis Holdings, Expire 10/30/01 (a)(c).................................             0
          150    RSL Communications Ltd., Expire 11/15/06 (c)...............................         1,500
          450    UIH Australia, Expire 5/15/06 (c)..........................................         5,400
          750    Wireless One Inc., Expire 10/19/00 (c).....................................           188
----------------------------------------------------------------------------------------------------------
                                                                                                     7,088
----------------------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.0%
        1,650    Clearnet Communications Inc., Expire 9/15/05 (c)...........................         9,900
          100    Iridium World Communications, Expire 7/15/05 (c)...........................         1,400
          600    Nextel Communications Inc., Expire 5/23/99 (c).............................             6
          100    Primus Telecommunications, Expire 8/1/04 (c)...............................         1,000
----------------------------------------------------------------------------------------------------------
                                                                                                    12,306
----------------------------------------------------------------------------------------------------------
                 TOTAL WARRANTS (Cost -- $20,938)...........................................        19,394
----------------------------------------------------------------------------------------------------------
                 TOTAL HIGH YIELD SECTOR (Cost -- $17,995,905)..............................    18,744,795
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
  AMOUNT++                                        SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 31.3%
----------------------------------------------------------------------------------------------------------
BONDS -- 31.3%
----------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.4%
      300,000    Argentina Discount Series L, 6.875% due 3/31/23 (d)........................      $250,126
----------------------------------------------------------------------------------------------------------
AUSTRALIA -- 1.4%
      400,000    New South Wales Treasury Corp., 12.000% due 12/1/01........................       316,522
      700,000    Queensland Treasury Corp., 8.000% due 5/14/03..............................       497,860
----------------------------------------------------------------------------------------------------------
                                                                                                   814,382
----------------------------------------------------------------------------------------------------------
CANADA -- 1.5%
      650,000    Government of Canada, 11.750% due 2/1/03...................................       579,350
      100,000    International Finance Corp., 7.750% due 8/18/98............................        70,924
      300,000    KFW International Finance, 9.500% due 5/13/02..............................       238,584
----------------------------------------------------------------------------------------------------------
                                                                                                   888,858
----------------------------------------------------------------------------------------------------------
DENMARK -- 2.6%
                 Kingdom of Denmark:
    7,000,000    6.000% due 12/10/99........................................................     1,050,603
    3,250,000    8.000% due 5/15/03.........................................................       535,907
----------------------------------------------------------------------------------------------------------
                                                                                                 1,586,510
----------------------------------------------------------------------------------------------------------
FINLAND -- 1.7%
    2,000,000    Finnish Export, 6.000% due 1/15/99.........................................       374,377
    3,000,000    Government of Finland, 9.500% due 3/15/04..................................       674,184
----------------------------------------------------------------------------------------------------------
                                                                                                 1,048,561
----------------------------------------------------------------------------------------------------------
GERMANY -- 4.6%
    4,500,000    Deutschland Republic, 6.000% due 7/4/07....................................     2,628,775
      175,000    Esprit Telecom, 11.500% due 12/15/07.......................................       100,245
      100,000    ITT Promedia, 9.125% due 9/15/07...........................................        58,603
----------------------------------------------------------------------------------------------------------
                                                                                                 2,787,623
----------------------------------------------------------------------------------------------------------
IRELAND -- 1.5%
      600,000    Republic of Ireland, 8.000% due 10/18/00...................................       923,590
----------------------------------------------------------------------------------------------------------
ITALY -- 3.8%
3,300,000,000    Buoni Poliennali Del Tesoro, 8.500% due 8/1/99.............................     1,956,239
  600,000,000    Cert Di Credito Del Tes, 7.400% due 8/1/99 (d).............................       341,733
----------------------------------------------------------------------------------------------------------
                                                                                                 2,297,972
----------------------------------------------------------------------------------------------------------
MEXICO -- 0.7%
      500,000    United Mexican States, Series B, 6.250% due 12/31/19 (e)...................       417,500
----------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 1.2%
                 New Zealand Government:
      750,000    6.500% due 2/15/00.........................................................       426,100
      500,000    10.000% due 3/15/02........................................................       317,994
----------------------------------------------------------------------------------------------------------
                                                                                                   744,094
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
  AMOUNT++                                        SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
SPAIN -- 2.5%
  200,000,000    Kingdom of Spain, 10.100% due 2/28/01......................................   $ 1,512,597
----------------------------------------------------------------------------------------------------------
SWEDEN -- 2.1%
   10,000,000    Kingdom of Sweden, 5.500% due 4/12/02......................................     1,257,417
----------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 7.3%
    2,500,000    United Kingdom Treasury, 7.250% due 12/7/07................................     4,400,196
----------------------------------------------------------------------------------------------------------
                 TOTAL INTERNATIONAL SECTOR (Cost -- $19,226,011)...........................    18,929,426
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
$   2,850,000    CIBC Wood Gundy Securities Corp., 6.390% due 1/2/98; Proceeds at
                 maturity -- $2,851,011; (Fully collateralized by U.S. Treasury Notes,
                 6.000% due 6/30/99; Market value -- $2,907,874) (Cost -- $2,850,000).......     2,850,000
----------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $59,391,378*)...........................   $60,555,207
----------------------------------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)  Security issued with attached warrants.
(c)  Non-income producing security.
(d)  Variable rate security.
(e)  Security is traded with value recovery rights.
 +   Restricted security (See Note 17).
++   Represents local currency.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 79.0%
---------------------------------------------------------------------------------------------------------
GAS -- 15.2%
  14,000    Coastal Corp. .................................................................   $   867,125
   2,400    Columbia Gas Systems Inc. .....................................................       188,550
  20,000    Duke Energy Corp. .............................................................     1,107,500
  15,000    El Paso Natural Gas Co. .......................................................       997,500
  15,000    Enron Corp. ...................................................................       623,438
  15,000    Equitable Resources Inc. ......................................................       530,625
  17,000    MCN Corp. .....................................................................       686,375
  20,000    Pacific Enterprises............................................................       752,500
  35,000    Southwest Gas Corp. ...........................................................       654,062
  20,000    Williams Cos. Inc. ............................................................       567,500
---------------------------------------------------------------------------------------------------------
                                                                                                6,975,175
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.2%
  20,000    Endesa -- Sponsored ADR........................................................       363,750
  20,000    France Telecom SA -- Sponsored ADR.............................................       720,000
  12,000    Nextlink Communications Inc., Class A Shares...................................       255,750
  12,000    SBC Communications Inc.........................................................       879,000
  23,000    Teleport Communications Group, Inc. (a)........................................     1,262,125
  25,000    U.S. West Media Group (a)......................................................       721,875
  30,000    Worldcom Inc. .................................................................       907,500
---------------------------------------------------------------------------------------------------------
                                                                                                5,110,000
---------------------------------------------------------------------------------------------------------
UTILITIES -- 52.6%
  25,000    American Electric Power Inc. ..................................................     1,290,625
  15,000    Baltimore Gas & Electric Co. ..................................................       510,937
  25,000    Central & Southwest Corp. .....................................................       676,563
  25,000    Cinergy Corp. .................................................................       957,812
  25,000    CMS Energy Corp. ..............................................................     1,101,562
  10,000    Consolidated Edison Co. of New York, Inc. .....................................       410,000
  17,000    Consolidated Natural Gas Co. ..................................................     1,028,500
  25,000    Dominion Resources Inc. .......................................................     1,064,063
  35,000    DPL Inc. ......................................................................     1,006,250
  35,000    Edison International...........................................................       951,562
   8,000    Energen Corp. .................................................................       318,000
  35,000    Entergy Corp. .................................................................     1,047,812
  15,000    Florida Progress Corp. ........................................................       588,750
  27,000    FPL Group Inc. ................................................................     1,598,063
  28,500    GPU Inc. ......................................................................     1,200,563
  15,000    Long Island Lighting Co. ......................................................       451,875
  20,000    New Century Energies Inc. .....................................................       958,750
   8,400    New England Electric Systems...................................................       359,100
  17,000    Northern States Power Co. .....................................................       990,250
  35,000    NIPSCO Industries, Inc. .......................................................     1,730,312
  20,000    Pacificorp.....................................................................       546,250
  10,000    Pinnacle West Capital Co. .....................................................       423,750
  15,000    Public Service Co. of New Mexico (a)...........................................       355,312
  25,000    SCANA Corp. ...................................................................       748,438

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 52.6% (CONTINUED)
  25,000    Sierra Pacific Resources.......................................................   $   937,500
  40,000    Southern Co. ..................................................................     1,035,000
  25,000    Texas Utilities Co. ...........................................................     1,039,063
  25,000    Unicom Corp. ..................................................................       768,750
---------------------------------------------------------------------------------------------------------
                                                                                               24,095,412
---------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $26,191,240).......................................    36,180,587
---------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 19.9%
            Arizona Public Service Co., First Mortgage:
$250,000      7.250% due 8/1/23............................................................       250,313
 250,000      8.750% due 1/15/24...........................................................       275,000
 200,000      8.000% due 2/1/25............................................................       215,500
 255,000    Central Illinois Public Service Co., 8.500% due 5/15/22........................       268,068
 200,000    Cincinnati Gas & Electric Co., 8.500% due 9/1/22...............................       209,500
 250,000    Commonwealth Edison Co., 8.375% due 9/15/22....................................       267,188
 250,000    Dayton Power & Light Co., First Mortgage, 8.150% due 1/15/26...................       266,875
            Duquesne Light Co., 1st Collateral Trust:
 200,000      8.375% due 5/15/24...........................................................       207,500
 250,000      7.550% due 6/15/25...........................................................       258,125
 200,000    Idaho Power Co., First Mortgage, 8.750% due 3/15/27............................       223,750
 500,000    Illinois Power Co., 8.000% due 2/15/23.........................................       517,500
 300,000    Kentucky Utilities Co., First Mortgage, 8.550% due 5/15/27.....................       333,750
            Madison Gas & Electric Co., First Mortgage:
 200,000      8.500% due 4/15/22...........................................................       221,250
 500,000      7.700% due 2/15/28...........................................................       525,000
 250,000    Midwest Power Systems Inc., 8.125% due 2/1/23..................................       259,687
 200,000    New England Power Co., General & Reference, 8.000% due 8/1/22..................       213,750
            New York State Electric & Gas Corp., First Mortgage:
 250,000      8.300% due 12/15/22..........................................................       268,750
 250,000      7.450% due 7/15/23...........................................................       250,938
 250,000    Niagara Mohawk Power Corp., First Mortgage, 8.500% due 7/1/23..................       260,938
 250,000    Pacific Gas & Electric Co., 6.750% due 10/1/23.................................       241,250
 500,000    Pennsylvania Power & Light Co., First Mortgage, 8.500% due 5/1/22..............       556,250
 300,000    Public Service Co., Oklahoma, First Mortgage, 7.375% due 4/1/23................       308,250
 200,000    San Diego Gas & Electric Co., 8.500% due 4/1/22................................       221,250
 550,000    Tampa Electric Co., First Mortgage, 7.750% due 11/1/22.........................       581,625
 500,000    Texas Utilities Co., First Mortgage, 7.625% due 7/1/25.........................       516,875
 250,000    Virginia Electric & Power Co., First Mortgage, 7.500% due 6/1/23...............       259,062
 400,000    Wisconsin Electric Power Co., First Mortgage, 7.050% due 8/1/24................       398,000
 300,000    Wisconsin Power & Light Co., Notes, 8.600% due 3/15/27.........................       335,250
 425,000    Wisconsin Public Service Corp., First Mortgage, 7.125% due 7/1/23..............       426,594
---------------------------------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS AND NOTES (Cost -- $8,665,360)...........................     9,137,788
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                            EQUITY INCOME PORTFOLIO

  FACE
 AMOUNT                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
$501,000    Goldman, Sachs & Co., 6.348% due 1/2/98; Proceeds at maturity -- $501,177;
            (Fully collateralized by U.S. Treasury Notes, 5.625% due 12/31/99; Market
            value -- $511,241) (Cost -- $501,000)..........................................   $   501,000
---------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $35,357,600*)...............................   $45,819,375
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
---------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 5.4%
       126     Aeroquip-Vickers, Inc. .....................................................   $     6,182
       501     Air Products & Chemicals, Inc. .............................................        41,207
     1,036     Alcan Aluminium Ltd. .......................................................        28,619
       790     Allegheny Teledyne, Inc. ...................................................        20,441
     2,576     Allied Signal, Inc. ........................................................       100,303
       788     Aluminum Co. of America.....................................................        55,455
     1,659     Applied Materials, Inc. (a).................................................        49,977
       522     Armco, Inc. (a).............................................................         2,577
       179     ASARCO, Inc. ...............................................................         4,016
       465     Avery Dennison Corp. .......................................................        20,808
       330     B.F. Goodrich Co. ..........................................................        13,674
     1,699     Barrick Gold Corp. .........................................................        31,643
     1,070     Battle Mountain Gold Corp. .................................................         6,286
       247     Bemis, Inc. ................................................................        10,883
       514     Bethlehem Steel Corp. (a)...................................................         4,433
       257     Boise Cascade Corp. ........................................................         7,774
       440     Champion International Corp. ...............................................        19,937
       423     Cyprus Amax Minerals Corp. .................................................         6,503
     1,032     Dow Chemical Co. ...........................................................       104,748
       697     Echo Bay Mines Ltd. (a).....................................................         1,698
     5,166     E.I. du Pont De Nemours & Co. ..............................................       310,283
       663     Engelhard Corp. ............................................................        11,519
       171     FMC Corp. (a)...............................................................        11,510
       952     Fort James Corp. ...........................................................        36,414
       880     Freeport-McMoRan Copper & Gold Corp., Class B Shares........................        13,860
       223     General Signal Corp. .......................................................         9,408
       422     Georgia PacificCorp. .......................................................        25,636
       274     Great Lakes Chemical Corp. .................................................        12,296
       225     Harnischfeger Industries, Inc. .............................................         7,945
       441     Hercules, Inc. .............................................................        22,078
       666     Homestake Mining Co. .......................................................         5,911
       610     Ikon Office Solutions, Inc. ................................................        17,156
       770     Inco Ltd. ..................................................................        13,090
       229     Inland Steel Industries, Inc. ..............................................         3,921
     1,381     International Paper Co. ....................................................        59,556
       539     ITT Industries Inc. ........................................................        16,910
     2,535     Kimberly-Clark Corp. .......................................................       125,007
       504     Louisiana Pacific Corp. ....................................................         9,576
       483     Mead Corp. .................................................................        13,524
     2,708     Monsanto Co. ...............................................................       113,736
       604     Morton International Industries, Inc. ......................................        20,762
        37     Nacco Industries, Inc. .....................................................         3,966
       306     Nalco Chemical Co. .........................................................        12,106
       711     Newmont Mining Corp. .......................................................        20,885
       400     Nucor Corp. ................................................................        19,325
       271     Phelps Dodge Corp. .........................................................        16,870
     1,102     Placer Dome, Inc. ..........................................................        13,982

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 5.4% (CONTINUED)
       129     Potlatch Corp. .............................................................   $     5,547
       815     PPG Industries, Inc. .......................................................        46,557
       716     Praxair, Inc. ..............................................................        32,220
       337     Reynolds Metals Co. ........................................................        20,220
       281     Rohm & Haas Co. ............................................................        26,906
       455     Sigma-Aldrich Corp. ........................................................        18,086
       457     Stone Container Corp. (a)...................................................         4,770
       260     Temple-Inland, Inc. ........................................................        13,601
       315     Union Camp Corp. ...........................................................        16,911
       562     Union Carbide Corp. ........................................................        24,131
     1,063     United Technolgies Corp. ...................................................        77,400
       388     USX-U.S. Steel Group........................................................        12,125
     2,074     Waste Management, Inc. .....................................................        57,035
       466     Westvaco Corp. .............................................................        14,650
       913     Weyerhaeuser Co. ...........................................................        44,794
       510     Willamette Industries, Inc. ................................................        16,415
       448     Worthington Industries, Inc. ...............................................         7,392
       340     W.R. Grace & Co. ...........................................................        27,349
---------------------------------------------------------------------------------------------------------
                                                                                                1,950,505
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.1%
       182     Armstrong World Industries, Inc. ...........................................        13,604
     4,563     Boeing Co. .................................................................       223,302
       112     Briggs & Stratton Corp. ....................................................         5,439
       904     Browning Ferris Industries, Inc. ...........................................        33,448
     1,695     Caterpillar, Inc. ..........................................................        82,313
       139     Centex Corp. ...............................................................         8,748
       189     Cincinnati Milacron, Inc. ..................................................         4,902
       549     Cooper Industries, Inc. ....................................................        26,901
       208     Crane Co. ..................................................................         9,022
       174     Cummins Engine, Inc. .......................................................        10,277
       479     Dana Corp. .................................................................        22,752
     1,153     Deere & Co. ................................................................        67,234
     1,013     Dover Corp. ................................................................        36,594
       350     Eaton Corp. ................................................................        31,237
       287     Echlin, Inc. ...............................................................        10,386
     2,019     Emerson Electric Co. .......................................................       113,947
       383     Fluor Corp. ................................................................        14,315
       192     Foster Wheeler Corp. .......................................................         5,196
       287     General Dynamics Corp. .....................................................        24,807
    14,933     General Electric Co. (b)....................................................     1,095,709
     1,138     Illinois Tool Works, Inc. ..................................................        68,422
       758     Ingersoll Rand Co. .........................................................        30,699
       381     Johnson Controls, Inc. .....................................................        18,193
       186     Kaufman & Broad Home Corp. .................................................         4,173
       886     Lockheed Martin Corp. ......................................................        87,271
       405     Moore Corp. Ltd. ...........................................................         6,126
       343     Navistar International Corp. (a)............................................         8,511

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.1% (CONTINUED)
       306     Northrop Grumman Corp. .....................................................   $    35,190
       248     Owens-Corning Fiberglass Corp. .............................................         8,463
       357     Paccar, Inc. ...............................................................        18,742
       511     Parker Hannifin Corp. ......................................................        23,442
       397     Raychem Corp. ..............................................................        17,096
         0     Raytheon Co., Class A Shares................................................            10
     1,551     Raytheon Co., Class B Shares................................................        78,326
       951     Rockwell International Corp. ...............................................        49,690
       413     Stanley Works...............................................................        19,488
       750     Textron, Inc. ..............................................................        46,875
       692     Thermo Electron Corp. (a)...................................................        30,794
       250     Thomas & Betts Corp. .......................................................        11,813
       283     Timken Co...................................................................         9,728
       565     TRW, Inc....................................................................        30,157
     2,437     Tyco International Ltd......................................................       109,817
       228     W.W. Grainger, Inc..........................................................        22,159
---------------------------------------------------------------------------------------------------------
                                                                                                2,575,318
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.4%
       436     Black & Decker Corp.........................................................        17,031
       341     Case Corp...................................................................        20,609
     3,026     Chrysler Corp...............................................................       106,477
       365     Cooper Tire & Rubber Co.....................................................         8,897
     1,054     Corning, Inc................................................................        39,130
       160     Fleetwood Enterprises, Inc..................................................         6,790
     5,478     Ford Motor Co...............................................................       266,710
     3,229     General Motors Corp.........................................................       195,758
       814     Genuine Parts Co............................................................        27,625
       716     Goodyear Tire & Rubber Co...................................................        45,556
       758     Masco Corp..................................................................        38,563
       432     Maytag Corp.................................................................        16,119
       726     Newell Co...................................................................        30,855
        98     Pulte Corp..................................................................         4,098
       277     Snap-On, Inc................................................................        12,084
       341     Whirlpool Corp..............................................................        18,755
---------------------------------------------------------------------------------------------------------
                                                                                                  855,057
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 11.9%
     2,239     Anheuser-Busch Cos., Inc. ..................................................        98,516
     2,541     Archer-Daniels-Midland Co. .................................................        55,108
       689     Autozone, Inc. (a)..........................................................        19,981
       598     Avon Products, Inc. ........................................................        36,702
       138     Ball Corp. .................................................................         4,873
       314     Brown Forman Corp., Class B Shares..........................................        17,349
     2,088     Campbell Soup Co. ..........................................................       121,365
       471     Clorox Co. .................................................................        37,238
    11,289     Coca-Cola Co. (b)...........................................................       752,130
     1,352     Colgate Palmolive Co. ......................................................        99,372

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 11.9% (CONTINUED)
     2,153     Conagra, Inc. ..............................................................   $    70,645
       166     Coors Adolph Co., Class B Shares............................................         5,520
       655     CPC International, Inc. ....................................................        70,576
       587     Crown Cork & Seal, Inc. ....................................................        29,423
       354     Eastman Chemical Co. .......................................................        21,085
     1,482     Eastman Kodak Co. ..........................................................        90,124
       783     Fortune Brands, Inc. .......................................................        29,020
       342     Fruit of the Loom, Inc. (a).................................................         8,764
       723     General Mills, Inc. ........................................................        51,785
     2,557     Gillette Co. ...............................................................       256,819
       575     Hasbro, Inc. ...............................................................        18,113
       653     Hershey Foods Corp. ........................................................        40,445
     1,677     H.J. Heinz Co. .............................................................        85,213
       499     International Flavors & Fragrances, Inc. ...................................        25,698
     1,878     Kellogg Co. ................................................................        93,196
       309     Liz Claiborne, Inc. ........................................................        12,920
     1,325     Mattel, Inc. ...............................................................        49,356
     3,142     McDonald's Corp. ...........................................................       150,031
     1,321     Nike Inc., Class B Shares...................................................        51,849
     6,924     PepsiCo, Inc. ..............................................................       252,293
    11,066     Philip Morris Cos, Inc. (b).................................................       501,428
       302     Pioneer Hi Bred International, Inc. ........................................        32,390
       206     Polaroid Corp. .............................................................        10,029
     6,134     Procter & Gamble Co. .......................................................       489,570
       632     Quaker Oats Co. ............................................................        33,338
       485     Ralston Purina Group........................................................        45,074
       262     Reebok International Ltd. (a)...............................................         7,549
       681     Rubbermaid, Inc. ...........................................................        17,025
       168     Russell Corp. ..............................................................         4,463
     2,188     Sara Lee Corp. .............................................................       123,212
       794     Scherwin Williams Co. ......................................................        22,034
     1,632     Seagram Ltd. ...............................................................        52,734
       690     Tricon Global Resturants, Inc. (a)..........................................        20,053
       280     Tupperware Corp. ...........................................................         7,805
     2,921     Unilever N.V. ..............................................................       182,380
       835     UST, Inc. ..................................................................        30,843
       554     VF Corp. ...................................................................        25,449
       532     Wm. Wrigley Jr. Co. ........................................................        42,327
       459     Whitman Corp. ..............................................................        11,963
---------------------------------------------------------------------------------------------------------
                                                                                                4,315,175
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.2%
       252     Alberto Culver, Class B Shares..............................................         8,080
     1,123     Albertsons, Inc. ...........................................................        53,202
       338     American Greetings Corp., Class A Shares....................................        13,224
     1,243     American Stores Co. ........................................................        25,559
       451     Brunswick Corp. ............................................................        13,671
     3,614     Cendant Corp. (a)...........................................................       124,241

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.2% (CONTINUED)
       497     Charming Shoppes, Inc. (a)..................................................   $     2,330
       448     Circuit City Stores, Inc. ..................................................        15,932
       447     Clear Channel Communications, Inc. (a)......................................        35,509
       738     Cognizant Corp. ............................................................        32,887
     3,211     Columbia Broadcasting System Corp. .........................................        94,524
     1,596     Comcast Corp., Class A Shares (Special).....................................        50,374
       970     Costco Cos., Inc. (a).......................................................        43,286
       787     CVS Corp. ..................................................................        50,417
       701     Darden Restaurants, Inc. ...................................................         8,763
       993     Dayton Hudson Corp. ........................................................        67,028
       372     Deluxe Corp. ...............................................................        12,834
       508     Dillards Department Stores, Inc., Class A Shares............................        17,907
       440     Dow Jones & Co. Inc. .......................................................        23,622
       780     Dun & Bradstreet Corp. .....................................................        24,131
       290     Ecolab, Inc. ...............................................................        16,077
       685     Equifax, Inc. ..............................................................        24,275
       959     Federated Department Stores (a).............................................        41,297
     1,293     Gannett, Inc. ..............................................................        79,924
     1,832     Gap, Inc. ..................................................................        64,922
       274     Giant Foods Inc., Class A Shares............................................         9,230
       174     Great Atlantic & Pacific Tea Co., Inc. .....................................         5,166
       324     Harcourt General, Inc. .....................................................        17,739
       458     Harrah's Entertainment, Inc. (a)............................................         8,645
     1,144     Hilton Hotels Corp. ........................................................        34,034
     3,337     Home Depot, Inc. ...........................................................       196,466
       574     Interpublic Group Co., Inc. ................................................        28,592
     1,141     J.C. Penney Co. ............................................................        68,817
       150     John H. Harland Co. ........................................................         3,150
       176     Jostens, Inc. ..............................................................         4,059
     2,223     KMart Corp. (a).............................................................        25,703
       171     King World Productions, Inc. ...............................................         9,875
       380     Knight Ridder, Inc. ........................................................        19,760
     1,164     Kroger Co. (a)..............................................................        42,995
     1,501     Laidlaw, Inc. ..............................................................        20,451
     1,244     Limited, Ltd. ..............................................................        31,722
       528     Loews Cos., Inc. ...........................................................        56,034
       171     Longs Drugs Stores Corp. ...................................................         5,493
       581     Marriott International, Inc. ...............................................        40,234
     1,054     May Department Stores Co. ..................................................        55,532
       449     McGraw Hill Cos., Inc. .....................................................        33,226
       164     Mercantile Stores, Inc. ....................................................         9,983
       249     Meredith Corp. .............................................................         8,886
       813     Mirage Resorts, Inc. .......................................................        18,496
       196     National Services Industries, Inc. .........................................         9,714
       435     New York Times Co., Class A Shares..........................................        28,764
       353     Nordstrom, Inc. ............................................................        21,312
       740     Omnicom Group, Inc. ........................................................        31,358
       637     Owens-Illinois, Inc. (a)....................................................        24,166

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.2% (CONTINUED)
       292     Pep Boys-Manny, Moe and Jack................................................   $     6,972
       670     R.R. Donnelley & Sons Co. ..................................................        24,957
       573     Rite Aid Corp. .............................................................        33,628
       259     Safety-Kleen Corp. .........................................................         7,106
     1,786     Sears, Roebuck & Co. .......................................................        80,817
     1,151     Service Corp. International.................................................        42,515
        90     Spring Industries, Inc. ....................................................         4,680
       275     Super Valu, Inc. ...........................................................        11,515
       786     Sysco Corp. ................................................................        35,812
       477     Tandy Corp. ................................................................        18,394
     2,308     Tele-Communications, Inc., Class A Shares (a)...............................        64,480
     2,558     Time Warner, Inc. ..........................................................       158,596
       440     Times Mirror Co., Class A Shares............................................        27,060
       744     TJX Cos. Inc. ..............................................................        25,575
     1,302     Toys 'R' Us, Inc. (a).......................................................        40,932
       558     Tribune Co. ................................................................        34,735
     1,613     Viacom, Inc., Class B Shares (a)............................................        66,839
    10,287     Wal-Mart Stores, Inc. ......................................................       405,694
     2,246     Walgreen Co. ...............................................................        70,468
     3,079     Walt Disney Co. ............................................................       305,013
       601     Wendy's International, Inc. ................................................        14,461
       678     Winn Dixie Stores, Inc. ....................................................        29,620
       620     Woolworth Corp. (a).........................................................        12,633
---------------------------------------------------------------------------------------------------------
                                                                                                3,336,120
---------------------------------------------------------------------------------------------------------
ENERGY -- 8.6%
       416     Amerada Hess Corp. .........................................................        22,828
     2,222     Amoco Corp. ................................................................       189,148
       278     Anadarko Petroleum Corp. ...................................................        16,872
       413     Apache Corp. ...............................................................        14,481
       341     Ashland, Inc. ..............................................................        18,307
     1,464     Atlantic Richfield Co. .....................................................       117,303
       775     Baker Hughes, Inc. .........................................................        33,809
       808     Burlington Resources, Inc. .................................................        36,209
     2,999     Chevron Corp. ..............................................................       230,923
       721     CINergy Corp. ..............................................................        27,623
       483     Coastal Corp. ..............................................................        29,916
       802     Dresser Industries, Inc. ...................................................        33,634
        91     Eastern Enterprises.........................................................         4,095
     1,735     Edison International........................................................        47,170
    11,252     Exxon Corp. (b).............................................................       688,482
     1,200     Halliburton Co. ............................................................        62,325
       116     Helmerich & Payne, Inc. ....................................................         7,874
       220     Kerr McGee Corp. ...........................................................        13,929
       644     LSI Logic Corp. (a).........................................................        12,719
       258     McDermott International, Inc. ..............................................         9,449
     3,581     Mobil Corp. ................................................................       258,503
     1,549     Occidental Petroleum Corp. .................................................        45,405

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
ENERGY -- 8.6% (CONTINUED)
       482     Oryx Energy Co. (a).........................................................   $    12,291
       217     Pennzoil Co. ...............................................................        14,498
     1,200     Phillips Petroleum Co. .....................................................        58,350
       398     Rowan Cos., Inc. (a)........................................................        12,139
     9,784     Royal Dutch Petroleum Co. (b)...............................................       530,171
     2,261     Schlumberger Ltd. ..........................................................       182,011
       389     Sonat Inc. .................................................................        17,797
       322     Sun Co., Inc. ..............................................................        13,544
       780     Tenneco, Inc. ..............................................................        30,810
     2,500     Texaco, Inc. ...............................................................       135,938
     1,163     Union Pacific Resources Group Inc. .........................................        28,203
     1,124     Unocal Corp. ...............................................................        43,625
     1,323     USX-Marathon Group Inc. ....................................................        44,651
       249     Western Atlas, Inc. (a).....................................................        18,426
     1,438     Williams Cos., Inc. ........................................................        40,803
---------------------------------------------------------------------------------------------------------
                                                                                                3,104,261
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 16.5%
       679     Aetna Inc. .................................................................        47,912
     1,955     Allstate Corp. .............................................................       177,661
     2,119     American Express Co. .......................................................       189,121
     1,113     American General Corp. .....................................................        60,172
     3,199     American International Group, Inc. .........................................       347,891
       765     Aon Corp. ..................................................................        44,848
     2,679     Banc One Corp. .............................................................       145,503
       661     Bank of Boston Corp. .......................................................        62,093
     1,715     Bank of New York............................................................        99,148
     3,165     BankAmerica Corp. ..........................................................       231,045
       447     Bankers Trust of New York Corp. ............................................        50,260
       880     Barnett Banks Inc. .........................................................        63,250
       625     BB&T Corp. .................................................................        40,039
       244     Beneficial Corp. ...........................................................        20,282
     1,207     Charles Schwab Corp. .......................................................        50,618
     1,923     Chase Manhattan Corp. ......................................................       210,569
       777     Chubb Corp. ................................................................        58,761
       340     CIGNA Corp. ................................................................        58,841
       250     Cincinnati Financial Corp. .................................................        35,188
     2,087     CitiCorp....................................................................       263,875
       478     Comerica Inc. ..............................................................        43,140
       859     Conseco, Inc. ..............................................................        39,031
       900     CoreStates Financial Corp. .................................................        72,056
       494     Countrywide Credit Industries, Inc. ........................................        21,180
     4,841     Fannie Mae..................................................................       276,240
       705     Fifth Third BanCorp. .......................................................        57,634
     1,328     First Chicago Corp. ........................................................       110,888
     1,955     First Data Corp. ...........................................................        57,184
     2,866     First Union Corp. ..........................................................       146,883
     1,140     Fleet Financial Group, Inc. ................................................        85,429

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 16.5% (CONTINUED)
     3,174     Freddie Mac.................................................................   $   133,110
       358     General Re Corp. ...........................................................        75,896
       256     Golden West Financial Corp. ................................................        25,040
       620     Green Tree Financial Corp. .................................................        16,236
       437     H&R Block, Inc..............................................................        19,583
       431     H.F. Ahmanson & Co. ........................................................        28,850
       537     Hartford Financial Services Group, Inc. ....................................        50,243
       490     Household International, Inc. ..............................................        62,506
       876     Huntington Bancshares, Inc. ................................................        31,536
       324     Jefferson Pilot Corp. ......................................................        25,232
       812     J.P. Morgan & Co., Inc. ....................................................        91,655
     1,000     KeyCorp. ...................................................................        70,813
       470     Lincoln National Corp. .....................................................        36,719
       791     Lowes Corp. ................................................................        37,721
       773     Marsh & McLennan Cos., Inc. ................................................        57,637
       410     MBIA, Inc. .................................................................        27,393
     2,286     MBNA Corp. .................................................................        62,436
     1,159     Mellon Bank Corp. ..........................................................        70,264
     1,519     Merrill Lynch & Co., Inc. ..................................................       110,792
       523     MGIC Investment Corp. ......................................................        34,780
     2,708     Morgan Stanley, Dean Witter, Discover & Co. ................................       160,111
       975     National City Corp. ........................................................        64,106
     3,244     NationsBank Corp. ..........................................................       197,276
     3,449     Norwest Corp. ..............................................................       133,218
     1,393     PNC Bank Corp. .............................................................        79,488
       327     Progressive Corp. ..........................................................        39,199
       434     Providian Financial Corp. ..................................................        19,612
       251     Republic New York Corp. ....................................................        28,661
       645     SAFECO Corp. ...............................................................        31,444
       381     St. Paul Cos., Inc. ........................................................        31,266
       736     State Street Corp. .........................................................        42,826
       889     SunAmerica, Inc. ...........................................................        38,005
       960     Suntrust Bank, Inc. ........................................................        68,520
       800     Synovus Financial Corp. ....................................................        26,200
       638     Torchmark Corp. ............................................................        26,836
       285     Transamerica Corp...........................................................        30,353
     5,232     Travelers Group, Inc. ......................................................       281,874
       638     UNUM Corp. .................................................................        34,691
     1,119     U.S. Bancorp. ..............................................................       125,258
       513     USF&G Corp. ................................................................        11,318
       934     Wachovia Corp. .............................................................        75,771
     1,171     Washington Mutual, Inc. ....................................................        74,724
       395     Wells Fargo & Co. ..........................................................       134,078
---------------------------------------------------------------------------------------------------------
                                                                                                5,990,019
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 10.8%
     3,493     Abbott Laboratories.........................................................       229,010
       297     Allergan, Inc. .............................................................         9,968

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------


                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
HEALTH CARE -- 10.8% (CONTINUED)
       385     ALZA Corp. .................................................................   $    12,248
     2,963     American Home Products Corp. ...............................................       226,670
     1,199     Amgen, Inc. (a).............................................................        64,896
       255     Bausch & Lomb, Inc. ........................................................        10,104
     1,281     Baxter International, Inc. .................................................        64,610
       556     Becton Dickinson & Co. .....................................................        27,800
       501     Biomet, Inc. ...............................................................        12,838
       887     Boston Scientific Corp. (a).................................................        40,691
     4,537     Bristol-Myers Squibb Co. ...................................................       429,314
       497     Cardinal Health, Inc. ......................................................        37,337
     2,956     Columbia HCA Healthcare Corp. ..............................................        87,572
       260     C.R. Bard, Inc. ............................................................         8,141
     5,062     Eli Lilly & Co. ............................................................       352,442
       675     Guidant Corp. ..............................................................        42,019
       915     HBO & Co. ..................................................................        43,920
     1,792     HEALTHSOUTH Corp. (a).......................................................        49,728
       738     Humana, Inc. (a)............................................................        15,314
     6,134     Johnson & Johnson...........................................................       404,077
       333     Mallinckrodt Group, Inc. ...................................................        12,654
       286     Manor Care, Inc. ...........................................................        10,010
     2,141     Medtronic, Inc. ............................................................       112,001
     5,469     Merck & Co., Inc. ..........................................................       581,081
       196     Millipore Corp. ............................................................         6,652
       585     Pall Corp. .................................................................        12,102
     5,902     Pfizer, Inc. ...............................................................       440,068
     2,321     Pharmacia & Upjohn..........................................................        85,007
         6     PharMerica, Inc. (a)........................................................            66
     3,343     Schering-Plough Corp. ......................................................       207,684
       421     St. Jude Medical, Inc. (a)..................................................        12,841
     1,398     Tenet Healthcare Corp. (a)..................................................        46,309
       859     United Healthcare Corp. ....................................................        42,682
       342     US Surgical Corp. ..........................................................        10,025
     1,245     Warner Lambert Co. .........................................................       154,380
---------------------------------------------------------------------------------------------------------
                                                                                                3,902,261
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 12.7%
       337     Adobe Systems, Inc. ........................................................        13,901
       645     Advanced Micro Devices, Inc. (a)............................................        11,570
       850     ALLTEL Corp. ...............................................................        34,903
     1,007     AMP, Inc. ..................................................................        42,294
       410     Andrew Corp. (a)............................................................         9,840
       595     Apple Computer, Inc. (a)....................................................         7,809
       220     Autodesk, Inc. .............................................................         8,140
     1,335     Automatic Data Processing, Inc. ............................................        81,936
       970     Bay Networks, Inc. (a)......................................................        24,795
       710     Cabletron Systems, Inc. (a).................................................        10,650
       346     Ceridian Corp. (a)..........................................................        15,851
     4,593     Cisco Systems, Inc. (a).....................................................       256,060

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 12.7% (CONTINUED)
     3,454     Compaq Computer Corp. ......................................................   $   194,935
     2,497     Computer Association International, Inc. ...................................       132,029
       353     Computer Sciences Corp. (a).................................................        29,476
       222     Data General Corp. (a)......................................................         3,871
     1,491     Dell Computer Corp. (a).....................................................       125,244
       681     Digital Equipment Corp. (a).................................................        25,197
       536     DSC Communications Corp. (a)................................................        12,864
       199     EG&G, Inc. .................................................................         4,142
     2,261     EMC Corp. (a)...............................................................        62,036
       368     Harris Corp. ...............................................................        16,882
     4,745     Hewlett Packard Co. ........................................................       296,563
       582     Honeywell, Inc. ............................................................        39,867
     7,467     Intel Corp. ................................................................       524,557
     4,436     International Business Machines Corp. ......................................       463,839
       528     ITT Corp. (a)...............................................................        43,758
       385     Kla-Tencor Corp. (a)........................................................        14,871
     2,930     Lucent Technologies, Inc. ..................................................       234,034
       967     Micron Technology, Inc. (a).................................................        25,142
     5,506     Microsoft Corp. (a).........................................................       711,651
     1,865     Minnesota Mining & Manufacturing Co. .......................................       153,047
     2,727     Motorola, Inc. .............................................................       155,609
       748     National Semiconductor Corp. (a)............................................        19,401
       670     Nextlevel Systems, Inc. (a).................................................        11,976
     1,193     Northern Telecom Ltd. ......................................................       106,177
     1,615     Novell, Inc. (a)............................................................        12,113
     4,468     Oracle Systems Corp. (a)....................................................        99,692
       579     Parametric Technology Corp. (a).............................................        27,430
       202     Perkin-Elmer Corp. .........................................................        14,355
       663     Pitney Bowes, Inc. .........................................................        59,629
       361     Scientific Atlanta, Inc. ...................................................         6,047
     1,110     Seagate Technology, Inc. (a)................................................        21,368
       116     Shared Medical Systems Corp. ...............................................         7,656
       854     Silicon Graphics, Inc. (a)..................................................        10,622
     1,711     Sun Microsystems, Inc. (a)..................................................        68,226
       237     Tektronix, Inc. ............................................................         9,406
       831     Tellabs, Inc. (a)...........................................................        43,939
     1,785     Texas Instruments, Inc......................................................        80,325
     1,582     3Com Corp. (a)..............................................................        55,271
       991     Unicom Corp.................................................................        30,473
       797     Unisys Corp. (a)............................................................        11,058
     1,490     Xerox Corp..................................................................       109,981
---------------------------------------------------------------------------------------------------------
                                                                                                4,592,508
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.2%
       416     AMR Corp. (a)...............................................................        53,456
       715     Burlington Northern Santa Fe................................................        66,450
       181     Caliber Systems, Inc........................................................         8,813
       996     CSX Corp....................................................................        53,784

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.2% (CONTINUED)
       338     Delta Air Lines, Inc........................................................   $    40,222
       526     Federal Express Corp. (a)...................................................        32,119
     1,721     Norfolk Southern Corp.......................................................        53,028
       348     Ryder Systems Inc...........................................................        11,397
     1,003     Southwest Airlines Co.......................................................        24,699
     1,126     Union Pacific Corp..........................................................        70,305
       415     U.S. Airways Group, Inc. (a)................................................        25,938
---------------------------------------------------------------------------------------------------------
                                                                                                  440,211
---------------------------------------------------------------------------------------------------------
UTILITIES -- 9.4%
     2,301     Airtouch Communications, Inc. (a)...........................................        95,635
       862     American Electric Power, Inc................................................        44,501
     2,501     Ameritech Corp..............................................................       201,331
     7,409     AT&T Corp. (b)..............................................................       453,801
       674     Baltimore Gas & Electric Co. ...............................................        22,958
     3,546     Bell Atlantic Corp. ........................................................       322,686
     4,524     BellSouth Corp. ............................................................       254,758
       685     Carolina Power & Light Co. .................................................        29,070
       968     Central & South West Corp. .................................................        26,197
       254     Columbia Gas Systems, Inc. .................................................        19,955
     1,077     Consolidated Edison Co. New York, Inc. .....................................        44,157
       438     Consolidated Natural Gas Co. ...............................................        26,499
       853     Dominion Resources Inc. ....................................................        36,306
       661     DTE Energy Co. .............................................................        22,928
     1,640     Duke Energy Corp. ..........................................................        90,815
     1,451     Enron Corp. ................................................................        60,307
     1,116     Entergy Corp. ..............................................................        33,410
     1,055     FirstEnergy Corp. ..........................................................        30,595
       827     FPL Group, Inc. ............................................................        48,948
       747     Frontier Corp. .............................................................        17,974
       551     GPU, Inc. ..................................................................        23,211
     4,372     GTE Corp. ..................................................................       228,437
     1,304     Houston Industries, Inc. ...................................................        34,801
     3,178     MCI Communications Corp. ...................................................       136,058
       643     Niagara Mohawk Power Corp. (a)..............................................         6,752
       219     Nicor, Inc. ................................................................         9,239
       339     Northern States Power Co. of Minnesota......................................        19,747
       110     Oneok, Inc. ................................................................         4,441
       380     Pacific Enterprises.........................................................        14,298
     1,354     PacificCorp. ...............................................................        36,981
     1,017     PECO Energy Co. ............................................................        24,662
       158     Peoples Energy Corp. .......................................................         6,221
     1,997     PG&E Corp. .................................................................        60,784
       757     PP&L Resources, Inc. .......................................................        18,121
     1,052     Public Service Enterprise Group.............................................        33,335
     4,183     SBC Communications, Inc. ...................................................       306,405
     3,151     Southern Co. ...............................................................        81,532
     1,961     Sprint Corp. ...............................................................       114,964

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO

  SHARES                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 9.4% (CONTINUED)
     1,125     Texas Utilities Co. ........................................................   $    46,758
       466     Union Electric Co. .........................................................        20,155
     2,209     U.S. West Communications Group..............................................        99,681
     2,771     U.S. West Media Group (a)...................................................        80,013
     4,125     Worldcom, Inc. (a)..........................................................       124,781
---------------------------------------------------------------------------------------------------------
                                                                                                3,414,208
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost --$23,089,586).....................................    34,475,643
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                         SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
$1,680,000     Repurchase Agreement -- Goldman, Sachs & Co., 6.348% due 1/2/98; Proceeds at
               maturity -- $1,680,592; (Fully collateralized by U.S. Treasury Notes, 5.625%
               due 12/31/99; Market value -- $1,714,340)...................................     1,680,000
    70,000     U.S. Treasury Bills, 5.005% due 3/12/98 (b).................................        69,307
---------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (Cost -- $1,749,319)...........................     1,749,307
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $24,838,905*)............................   $36,224,950
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security segregated by custodian for futures contract commitments.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
---------------------------------------------------------------------------------------------------------
BANKS -- 1.6%
  12,000     State Street Boston Corp......................................................   $   698,250
---------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0%
   6,600     Reuters Holdings PLC ADR......................................................       437,250
   9,000     W.W. Grainger, Inc. ..........................................................       874,688
---------------------------------------------------------------------------------------------------------
                                                                                                1,311,938
---------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.3%
  15,000     Genuine Parts Co..............................................................       509,062
  12,000     Leggett & Platt, Inc. ........................................................       502,500
---------------------------------------------------------------------------------------------------------
                                                                                                1,011,562
---------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.0%
  12,000     Coca-Cola Corp. ..............................................................       799,500
  10,000     Colgate-Palmolive Co. ........................................................       735,000
  14,000     Kimberly-Clark Corp. .........................................................       690,375
  10,000     Procter & Gamble Co. .........................................................       798,125
---------------------------------------------------------------------------------------------------------
                                                                                                3,023,000
---------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.3%
   8,000     McDonald's Corp. .............................................................       382,000
  13,000     TCA Cable TV, Inc.............................................................       598,000
---------------------------------------------------------------------------------------------------------
                                                                                                  980,000
---------------------------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 8.5%
  17,000     AMP, Inc. ....................................................................       714,000
  20,000     Electronic Data Systems Corp. ................................................       878,750
  22,000     Hewlett Packard Co. ..........................................................     1,375,000
  12,000     Motorola, Inc. ...............................................................       684,750
---------------------------------------------------------------------------------------------------------
                                                                                                3,652,500
---------------------------------------------------------------------------------------------------------
ENERGY -- 4.8%

  10,000     Exxon Corp. ..................................................................       611,875
  10,000     Mobil Corp....................................................................       721,875
  15,000     Phillips Petroleum Co. .......................................................       729,375
---------------------------------------------------------------------------------------------------------
                                                                                                2,063,125
---------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.3%
  10,000     The Walt Disney Co. ..........................................................       990,625
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
FINANCE -- 14.5%
  10,000     Beneficial Corp. .............................................................   $   831,250
   7,000     Chase Manhattan Corp. ........................................................       766,500
  10,000     Greenpoint Financial Corp. ...................................................       725,625
  15,000     KeyCorp.......................................................................     1,062,188
   7,000     J.P. Morgan & Co., Inc. ......................................................       790,125
  20,000     Mercury General Corp. ........................................................     1,105,000
  16,000     NationsBank Corp.+............................................................       973,000
---------------------------------------------------------------------------------------------------------
                                                                                                6,253,688
---------------------------------------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 7.2%
  15,000     Eli Lilly & Co. ..............................................................     1,044,375
  15,000     Johnson & Johnson ............................................................       988,125
  10,000     Merck & Co., Inc. ............................................................     1,062,500
---------------------------------------------------------------------------------------------------------
                                                                                                3,095,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.0%
  12,000     Fluor Corp. ..................................................................       448,500
---------------------------------------------------------------------------------------------------------
MACHINERY -- 1.4%
  28,000     Pall Corp. ...................................................................       579,250
---------------------------------------------------------------------------------------------------------
MINERALS -- 1.0%
  25,000     Worthington Industries Inc. ..................................................       412,500
---------------------------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 3.5%
  11,000     Bemis, Inc. ..................................................................       484,687
  15,000     M.A. Hanna Co.................................................................       378,750
  12,000     Temple-Inland, Inc. ..........................................................       627,750
---------------------------------------------------------------------------------------------------------
                                                                                                1,491,187
---------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURER -- 6.8%
  15,000     Dana Corp. ...................................................................       712,500
  14,000     General Electric Co. .........................................................     1,027,250
   9,200     Hubbell, Inc., Class B Shares.................................................       453,675
   9,000     Minnesota Mining & Manufacturing Co. .........................................       738,563
---------------------------------------------------------------------------------------------------------
                                                                                                2,931,988
---------------------------------------------------------------------------------------------------------
REAL ESTATE -- 3.0%
  15,000     Arden Realty Group, Inc. .....................................................       461,250
  15,000     Kilroy Realty Corp. ..........................................................       431,250
  16,000     SL Green Realty Corp. ........................................................       415,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,307,500
---------------------------------------------------------------------------------------------------------
RESTAURANT & LODGING -- 1.5%
  11,000     Starwood Hotels & Resorts Trust+..............................................       636,625
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
RETAIL -- 5.6%
  14,000     May Department Stores Co. ....................................................   $   737,625
  15,000     Nordstrom Inc. ...............................................................       905,625
  13,000     Rite Aid Corp. ...............................................................       762,938
---------------------------------------------------------------------------------------------------------
                                                                                                2,406,188
---------------------------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 2.3%
  16,000     Automatic Data Processing, Inc. ..............................................       982,000
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.0%
  23,000     LM Ericsson Telephone Co. ADR.................................................       858,187
---------------------------------------------------------------------------------------------------------
TEXTILES - APPAREL MANUFACTURING -- 1.6%
  16,000     Liz Claiborne, Inc............................................................       669,000
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.6%
  17,000     Knightsbridge Tankers Ltd. ...................................................       481,312
  10,000     Union Pacific Corp. ..........................................................       624,375
---------------------------------------------------------------------------------------------------------
                                                                                                1,105,687
---------------------------------------------------------------------------------------------------------
UTILITIES -- 8.4%
  10,000     American Telephone & Telegraph Co.............................................       612,500
  10,000     Ameritech Corp. ..............................................................       805,000
  15,000     Duke Energy Corp. ............................................................       830,625
  14,000     GTE Corp. ....................................................................       731,500
  15,000     MCI Communications Corp. .....................................................       642,188
---------------------------------------------------------------------------------------------------------
                                                                                                3,621,813
---------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $25,480,022)......................................    40,530,113
---------------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 0.9%
---------------------------------------------------------------------------------------------------------
AUSTRALIA -- 0.9%
  39,526     Broken Hill Properties (Cost -- $448,917).....................................       367,011
---------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.3%
---------------------------------------------------------------------------------------------------------
ENERGY -- 1.3%
  10,044     Unocal Corp., Convertible 6.250% (a) (Cost -- $485,250).......................       564,975
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                          GROWTH AND INCOME PORTFOLIO

  FACE
 AMOUNT                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 3.6%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.4%
$500,000     Dean Witter Discover & Co., 6.875% due 3/1/03.................................   $   510,625
 500,000     General Motors Acceptance Corp., 7.000% due 9/15/02...........................       515,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,025,625
---------------------------------------------------------------------------------------------------------
RETAIL TRADE -- 1.2%
 500,000     Limited Inc., 7.800% due 5/15/02..............................................       518,750
---------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE DEBENTURES (Cost -- $1,559,315)...............................     1,544,375
---------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $27,973,504*)..............................   $43,006,474
---------------------------------------------------------------------------------------------------------

+ Security is on loan (See Note 16).
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           EMERGING GROWTH PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.0%
----------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES/RAW MATERIALS -- 0.4%
      500   Mueller Industries, Inc. (a)...................................................   $     29,500
      800   Sealed Air Corp. (a)...........................................................         49,400
----------------------------------------------------------------------------------------------------------
                                                                                                    78,900
----------------------------------------------------------------------------------------------------------
CAPITAL GOODS/PRODUCTION -- 0.7%
    1,200   Danaher Corp. .................................................................         75,750
    1,200   Precision Castparts Corp. .....................................................         72,375
----------------------------------------------------------------------------------------------------------
                                                                                                   148,125
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
      200   Witco Corp. (a)................................................................          8,163
----------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.9%
    1,395   Accustaff, Inc. (a)............................................................         32,085
    1,800   Cambridge Technology Partners, Inc. (a)........................................         74,925
    1,200   Ciber, Inc. ...................................................................         69,600
    1,500   Consolidated Graphics, Inc. ...................................................         69,938
    3,000   Keane, Inc. (a)................................................................        121,875
    1,100   Paychex, Inc. .................................................................         55,688
    1,500   Outdoor Systems, Inc. .........................................................         57,563
    2,400   Robert Half International, Inc. ...............................................         96,000
----------------------------------------------------------------------------------------------------------
                                                                                                   577,674
----------------------------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION -- 13.9%
      550   Abercrombie & Fitch Co. .......................................................         17,188
    3,050   Barnes & Noble, Inc. (a).......................................................        101,794
    2,300   Bed, Bath & Beyond, Inc. ......................................................         88,550
    3,000   Best Buy Co., Inc. ............................................................        110,625
    3,100   Borders Group, Inc. (a)........................................................         97,069
    3,500   CHS Electronics, Inc. .........................................................         59,938
    6,700   CompUSA, Inc. (a)..............................................................        207,700
    3,200   Consolidated Stores Corp. (a)..................................................        140,600
    2,950   Costco Cos. Inc. (a)...........................................................        131,644
    1,500   CVS Corp. .....................................................................         96,094
    2,200   Dollar General Corp. ..........................................................         79,750
    1,100   Dollar Tree Stores, Inc. ......................................................         45,513
    3,100   Family Dollar Stores, Inc. ....................................................         90,869
    3,200   Fred Meyer, Inc. ..............................................................        116,400
    6,200   General Nutrition Cos., Inc. (a)...............................................        210,800
    1,200   Kohl's Corp. ..................................................................         81,750
    1,600   Linens 'n Things, Inc. ........................................................         69,800
    1,650   Pacific Sunware of California (a)..............................................         48,778
    3,750   Pier 1 Imports, Inc. ..........................................................         84,844
    3,700   Proffitt's, Inc. (a)...........................................................        105,219
    4,500   Ross Stores, Inc. .............................................................        163,665
    1,376   Safeway, Inc. .................................................................         87,032
    1,550   Stage Stores, Inc. ............................................................         57,931
    2,150   Tech Data Corp. ...............................................................         83,581

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           EMERGING GROWTH PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION -- 13.9% (CONTINUED)
    4,700   TJX Companies, Inc. ...........................................................   $    161,563
    2,775   U.S. Office Products Co. ......................................................         54,459
    2,250   Whole Foods Market, Inc. ......................................................        115,031
    1,750   Williams Sonoma, Inc. (a)......................................................         73,281
----------------------------------------------------------------------------------------------------------
                                                                                                 2,781,468
----------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.8%
    2,800   Herman Miller, Inc. ...........................................................        152,775
----------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.7%
    1,400   Canadaigua Brands, Inc., Class A Shares........................................         77,525
    3,200   Interstate Bakeries Corp. .....................................................        119,600
    1,200   Jones Apparel Group, Inc. (a)..................................................         51,600
    1,500   Nautica Enterprises, Inc. (a)..................................................         34,875
    1,900   Smithfield Foods, Inc. (a).....................................................         62,700
    1,190   Suiza Foods Corp. .............................................................         70,879
    1,300   Westpoint Stevens, Inc. (a)....................................................         61,425
    2,500   Wolverine World Wide, Inc. ....................................................         56,563
----------------------------------------------------------------------------------------------------------
                                                                                                   535,167
----------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.7%
    1,100   Action Performance Cos., Inc. (a)..............................................         41,663
    1,700   Apollo Group, Inc., Class A Shares (a).........................................         80,325
    1,000   Applied Graphics Technologies, Inc. ...........................................         53,250
    4,400   Brightpoint Inc. (a)...........................................................         61,050
    1,000   Capstar Hotel Co. (a)..........................................................         34,313
    1,600   Caribiner International, Inc. .................................................         71,200
    4,250   Chancellor Media Corp. ........................................................        317,156
    1,500   CKE Restaurants, Inc. .........................................................         63,188
      750   Computer Learning Centers, Inc. ...............................................         45,938
    1,000   CORESTAFF, Inc. ...............................................................         26,500
    2,000   Foodmaker, Inc. ...............................................................         30,125
    1,000   Jacor Communications, Inc. (a).................................................         53,125
    1,500   Landry's Seafood Restaurants, Inc. ............................................         36,000
    2,687   Promus Hotel Corp. (a).........................................................        112,854
    1,200   Rainforest Cafe, Inc. .........................................................         39,600
    2,400   Signature Resorts, Inc. .......................................................         52,500
      700   StaffMark, Inc. ...............................................................         22,138
----------------------------------------------------------------------------------------------------------
                                                                                                 1,140,925
----------------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.2%
    1,700   Jabil Circuit, Inc. (a)........................................................         67,575
    2,550   Teradyne, Inc. (a).............................................................         81,600
    2,400   Vitesse Semiconductors, Inc. ..................................................         90,600
----------------------------------------------------------------------------------------------------------
                                                                                                   239,775
----------------------------------------------------------------------------------------------------------
ENERGY -- 10.5%
    1,200   BJ Services Co. (a)............................................................         86,325
    1,400   Cliffs Drilling Co. ...........................................................         69,825

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           EMERGING GROWTH PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
ENERGY -- 10.5% (CONTINUED)
    1,200   Coflexip SA ADR (a)............................................................   $     66,600
    2,500   Comstock Resources, Inc. ......................................................         29,844
    2,500   Cooper Cameron Corp. ..........................................................        152,500
    7,000   ENSCO International, Inc. (a)..................................................        234,500
    3,500   Evi, Inc. (a)..................................................................        181,125
    4,700   Falcon Drilling Co., Inc. .....................................................        164,794
    3,750   Global Industries Ltd. ........................................................         63,750
    1,250   Hvide Marine, Inc., Class A Shares.............................................         32,188
      900   Input/Output Inc. .............................................................         26,719
      750   Key Energy Group Inc. .........................................................         16,266
    5,300   Marine Drilling Co., Inc. (a)..................................................        109,975
    1,500   Maverick Tube Corp. ...........................................................         37,969
    5,600   Nabors Industries, Inc. .......................................................        176,050
    1,500   National Oilwell, Inc. (a).....................................................         51,281
    2,000   Parker Drilling Co. ...........................................................         24,375
    1,000   Patterson Energy, Inc. ........................................................         38,688
    5,500   Rowan Companies, Inc. .........................................................        167,750
    1,250   Santa Fe International Corp. (a)...............................................         50,859
    2,600   Smith International, Inc. (a)..................................................        159,575
    7,000   Varco International, Inc. (a)..................................................        150,063
----------------------------------------------------------------------------------------------------------
                                                                                                 2,091,021
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.1%
    1,000   AmeriCredit Corp. .............................................................         27,688
      200   Associates First Capital Corp. (a).............................................         14,225
    1,000   Astoria Financial Corp. .......................................................         55,750
      500   Bank United Corp., Class A Shares (a)..........................................         24,469
      600   Capital One Financial Corp. (a)................................................         32,513
    1,950   Comdisco Inc. .................................................................         65,203
      800   Cullen Frost Bankers, Inc. ....................................................         48,550
    1,100   Dime Bankcorp, Inc. (a)........................................................         33,275
    3,500   Finova Group, Inc. ............................................................        173,906
    1,000   Golden State Bancorp., Inc. ...................................................         37,375
    1,050   Greenpoint Financial Corp. ....................................................         76,191
      550   HF Ahmanson & Co. (a)..........................................................         36,816
      750   Lehman Brothers Holdings, Inc. (a).............................................         38,250
      400   National Commerce Bancorp. ....................................................         14,100
    1,800   North Fork Bancorp. ...........................................................         60,413
    1,000   People's Heritage Financial Group, Inc. .......................................         46,000
    2,050   Povidian Financial Corp. (a)...................................................         92,634
      250   Silicon Valley Bancshares (a)..................................................         14,063
    2,300   Sovereign Bancorp., Inc. ......................................................         47,725
    2,000   St. Paul Bancorp., Inc. .......................................................         52,500
    1,200   Star Banc Corp. (a)............................................................         68,850
      600   Starwood Lodging Trust.........................................................         34,725

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           EMERGING GROWTH PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.1% (CONTINUED)
    1,250   State Street Corp. (a).........................................................   $     72,734
    1,200   SunAmerica, Inc. ..............................................................         51,300
----------------------------------------------------------------------------------------------------------
                                                                                                 1,219,255
----------------------------------------------------------------------------------------------------------
HEALTH CARE -- 13.0%
    2,300   Arterial Vascular Engineering, Inc. ...........................................        149,500
    1,200   Concentra Managed Care, Inc. ..................................................         40,500
      750   Curative Technologies, Inc. (a)................................................         22,781
    2,550   ESC Medical Systems, Ltd. .....................................................         98,813
    1,500   FPA Medical Management, Inc. (a)...............................................         27,938
    4,700   Guidant Corp. .................................................................        292,575
      750   Gulf South Medical Supply, Inc. ...............................................         27,938
   11,400   HBO & Co. .....................................................................        547,200
    1,000   Health Care & Retirement Corp. ................................................         40,250
    4,900   Health Management Associates, Inc., Class A Shares (a).........................        123,725
    7,300   HEALTHSOUTH Corp. (a)..........................................................        202,575
      825   McKesson Corp. (a).............................................................         89,255
    1,000   Minimed, Inc. (a)..............................................................         38,875
    4,200   Omnicare Group, Inc. ..........................................................        130,200
    1,500   Parexel International Corp. (a)................................................         55,500
    2,500   Quintiles Transnational Corp. (a)..............................................         95,625
    1,400   Renal Treatment Centers, Inc. (a)..............................................         50,575
    4,100   Rexall Sundown, Inc. (a).......................................................        123,769
    3,150   Safeskin Corp. ................................................................        178,763
      900   STERIS Corp. ..................................................................         43,425
      500   Sunrise Assisted Living, Inc. .................................................         21,563
    1,000   Sybron International Corp. ....................................................         46,938
    1,150   Theragenics Corp. .............................................................         41,400
    1,999   Total Renal Care Holdings, Inc. (a)............................................         55,000
    1,300   Universal Health Services, Inc., Class B Shares (a)............................         65,488
----------------------------------------------------------------------------------------------------------
                                                                                                 2,610,171
----------------------------------------------------------------------------------------------------------
INSURANCE -- 2.8%
    2,000   CMAC Investment Corp. .........................................................        120,750
    7,000   Conseco, Inc. .................................................................        318,063
    1,000   Everest Reinsurance Holdings, Inc. ............................................         41,250
      250   Mercury General Corp. .........................................................         13,813
      750   Protective Life Corp. (a)......................................................         44,813
      300   Trans-Atlantic Holdings, Inc. .................................................         21,450
      200   Vesta Insurance Group, Inc. ...................................................         11,875
----------------------------------------------------------------------------------------------------------
                                                                                                   572,014
----------------------------------------------------------------------------------------------------------
MEDIA -- 2.8%
    1,950   Clear Channel Communications, Inc. (a).........................................        154,903
    2,325   Interpublic Group of Cos., Inc. ...............................................        115,814
    3,200   Meredith Corp. ................................................................        114,200
    3,450   Omnicom Group, Inc. ...........................................................        146,194

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           EMERGING GROWTH PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
MEDIA -- 2.8% (CONTINUED)
      850   Valassis Communications, Inc. (a)..............................................   $     31,450
----------------------------------------------------------------------------------------------------------
                                                                                                   562,561
----------------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.6%
    3,900   Dura Pharmaceuticals, Inc. (a).................................................        178,913
    1,800   Medicis Pharmaceutical.........................................................         92,025
    1,600   Watson Pharmaceuticals, Inc. ..................................................         51,900
----------------------------------------------------------------------------------------------------------
                                                                                                   322,838
----------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 2.6%
    3,700   Allied Waste Industries, Inc. (a)..............................................         86,256
    3,500   Newpark Resources, Inc. (a)....................................................         61,250
    4,300   Tyco International, Ltd. ......................................................        193,769
    4,800   U.S.A. Waste Service, Inc. ....................................................        188,400
----------------------------------------------------------------------------------------------------------
                                                                                                   529,675
----------------------------------------------------------------------------------------------------------
SHIPBUILDING -- 0.4%
    2,600   Halter Marine Group, Inc. (a)..................................................         75,075
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 24.1%
    3,900   Advanced Fibre Communications (a)..............................................        113,588
    7,600   AirTouch Communications, Inc. .................................................        315,875
    2,600   America Online Inc. ...........................................................        231,888
    1,000   ASM Lithography Holding N.V. ..................................................         67,500
      700   Aspect Development, Inc. ......................................................         36,400
    1,600   Baan Company N.V. (a)..........................................................         52,800
    4,600   BMC Software, Inc. (a).........................................................        301,875
    1,300   CBT Group PLC ADR..............................................................        106,763
      200   Check Point Software Technologies, Ltd. .......................................          8,150
    1,500   Ciena Corp. (a)................................................................         91,688
    2,650   Citrix Systems, Inc. (a).......................................................        201,400
    1,400   Compaq Computer Corp. .........................................................         79,013
    1,300   Computer Horizons Corp. .......................................................         58,500
   11,000   Compuware Corp. ...............................................................        352,000
    9,500   Dell Computer Corp. ...........................................................        798,000
    2,500   Digital Microwave Corp. .......................................................         36,250
      550   The DII Group, Inc. ...........................................................         14,988
    7,500   EMC Corp. .....................................................................        205,781
    1,250   HNC Software, Inc. (a).........................................................         53,750
    1,600   Hyperion Software Corp. .......................................................         57,200
    1,000   Information Management Resources, Inc. ........................................         37,500
    1,450   Legato Systems, Inc. ..........................................................         63,800
    1,750   Level One Communications, Inc. ................................................         49,438
    1,000   Manugistics Group, Inc. .......................................................         44,625
    1,600   Micrel, Inc. ..................................................................         44,800
      700   Network Appliance, Inc. .......................................................         24,850
      600   NICE -- Systems, Ltd. .........................................................         25,200
    8,000   Peoplesoft, Inc. (a)...........................................................        312,000
    1,500   Saville Systems Ireland PLC ADR................................................         62,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                           EMERGING GROWTH PORTFOLIO

 SHARES                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 24.1% (CONTINUED)
    2,450   Siebel Systems, Inc. (a).......................................................   $    102,441
    1,200   SIPEX Corp. ...................................................................         36,300
    2,000   SMART Modular Technologies, Inc. ..............................................         46,000
    3,800   Sunguard Data Systems, Inc. ...................................................        117,800
    1,200   Tekelec........................................................................         36,600
    3,100   Uniphase Corp. ................................................................        128,263
    2,100   Veritas Software Corp. ........................................................        107,100
    1,900   Visio Corp. ...................................................................         72,913
    1,400   Wind River Systems.............................................................         55,563
    1,500   World Access, Inc. ............................................................         35,813
    2,925   Yahoo! Inc. ...................................................................        202,556
    1,600   Yurie Systems, Inc. ...........................................................         32,300
----------------------------------------------------------------------------------------------------------
                                                                                                 4,821,521
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.1%
    1,500   Airborne Freight Corp. ........................................................         93,188
    2,000   CNF Transportation Inc. .......................................................         76,750
    1,850   Comair Holdings, Inc. .........................................................         44,631
    2,300   Continental Airlines, Class B Shares...........................................        110,688
      500   Expeditors International of Washington, Inc. ..................................         19,250
    4,450   Southwest Airlines Co. (a).....................................................        109,581
    2,600   US Airways Group, Inc. (a).....................................................        162,500
----------------------------------------------------------------------------------------------------------
                                                                                                   616,588
----------------------------------------------------------------------------------------------------------
UTILITIES -- 0.7%
    2,800   AES Corp. .....................................................................        130,550
----------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $13,801,044).......................................     19,214,241
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.2%
      900   BJ Services Co., Expires 4/12/00 (Cost -- $4,275)..............................         41,344
----------------------------------------------------------------------------------------------------------

  FACE
 AMOUNT                                        SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.8%
$ 110,000   U.S. Treasury Bills, 4.80% due 1/2/98 (b)......................................        109,985
   75,000   U.S. Treasury Bills, 5.00% due 1/22/98 (b).....................................         74,781
  125,000   U.S. Treasury Bills, 5.10% due 2/12/98 (b).....................................        124,256
  450,000   U.S. Treasury Bills, 5.12% due 3/26/98 (b).....................................        444,624
----------------------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $753,646)................        753,646
----------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $14,558,965*)...............................   $ 20,009,231
----------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Rate represents annualized yield to maturity.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
STOCK -- 96.4%
---------------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.3%
    86,999    Coca-Cola Amatil Ltd. .......................................................   $   649,993
---------------------------------------------------------------------------------------------------------
AUSTRIA -- 2.3%
     2,000    VA Technologie AG............................................................       303,212
     6,000    Wolford AG...................................................................       362,811
---------------------------------------------------------------------------------------------------------
                                                                                                  666,023
---------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS -- 2.1%
    15,000    Santa Fe International Corp. ................................................       610,313
---------------------------------------------------------------------------------------------------------
DENMARK -- 2.8%
    10,000    Coloplast, Class B Shares....................................................       774,016
---------------------------------------------------------------------------------------------------------
FINLAND -- 3.5%
    14,000    Nokia Oyj, Class A Shares....................................................       980,000
---------------------------------------------------------------------------------------------------------
GERMANY -- 4.5%
    10,000    SGL Carbon AG................................................................     1,279,128
---------------------------------------------------------------------------------------------------------
HONG KONG -- 9.1%
   200,000    Cheung Kong Infrastructure Holdings..........................................       565,271
   316,810    Hong Kong & China Gas Co. Ltd. ..............................................       613,299
    31,930    HSBC Holdings PLC............................................................       787,072
   100,000    Hutchison Whampoa Ltd. ......................................................       627,218
---------------------------------------------------------------------------------------------------------
                                                                                                2,592,860
---------------------------------------------------------------------------------------------------------
IRELAND -- 8.5%
    64,731    Bank of Ireland..............................................................       998,260
   199,999    Independent Newspapers PLC...................................................     1,097,470
    25,475    Irish Continental Group PLC..................................................       310,445
---------------------------------------------------------------------------------------------------------
                                                                                                2,406,175
---------------------------------------------------------------------------------------------------------
ISRAEL -- 2.0%
    20,000    Gilat Satellite Networks Ltd. (a)............................................       572,500
---------------------------------------------------------------------------------------------------------
ITALY -- 4.9%
   300,000    Telecom Italia Mobile S.p.A. ................................................     1,384,916
---------------------------------------------------------------------------------------------------------
JAPAN -- 7.2%
    11,000    Murata Manufacturing Co., Ltd. ..............................................       277,485
     7,000    Noritsu Koki Co., Ltd. ......................................................       173,351
     4,000    Rohm Company Ltd. ...........................................................       409,152
     3,000    Shohkoh Fund & Co., Ltd. ....................................................       918,285
    48,000    Sumitomo Realty & Development Co., Ltd. .....................................       276,870
---------------------------------------------------------------------------------------------------------
                                                                                                2,055,143
---------------------------------------------------------------------------------------------------------
MALAYSIA -- 0.3%
   246,400    Sungei Way Holdings Berhad...................................................        79,760
    25,887    Sungei Way Holdings Berhad Warrants, Expire 6/29/99 (a)......................           665
---------------------------------------------------------------------------------------------------------
                                                                                                   80,425
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
MEXICO -- 0.8%
    56,069    Gruma S.A., Class B Shares (a)...............................................   $   222,553
---------------------------------------------------------------------------------------------------------
NETHERLANDS -- 8.8%
    45,821    Getronics NV.................................................................     1,460,088
    10,158    IHC Caland NV................................................................       527,116
    50,000    ING Groep NV Warrants, Expire 3/15/01 (a)....................................       523,849
---------------------------------------------------------------------------------------------------------
                                                                                                2,511,053
---------------------------------------------------------------------------------------------------------
NORWAY -- 4.0%
    50,000    Tomra Systems ASA............................................................     1,119,039
---------------------------------------------------------------------------------------------------------
PANAMA -- 2.3%
    20,000    Panamerican Beverages Inc. ..................................................       652,500
---------------------------------------------------------------------------------------------------------
SINGAPORE -- 0.8%
    70,000    Cerebos Pacific Ltd. ........................................................       176,142
   125,000    Van Der Horst Ltd. ..........................................................        47,849
---------------------------------------------------------------------------------------------------------
                                                                                                  223,991
---------------------------------------------------------------------------------------------------------
SWEDEN -- 10.3%
    21,333    Astra AB, Class A Shares.....................................................       369,689
     5,333    Astra AB, Class B Shares.....................................................        89,734
    25,000    Autoliv Inc. ................................................................       818,750
     5,000    Munters AB (a)...............................................................        43,165
    35,000    Nobel Biocare AB.............................................................       458,750
    30,800    Telefonaktiebolaget LM Ericsson, Class B Shares..............................     1,158,697
---------------------------------------------------------------------------------------------------------
                                                                                                2,938,785
---------------------------------------------------------------------------------------------------------
SWITZERLAND -- 2.9%
       500    Novartis AG, Registered Shares...............................................       812,423
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 17.0%
   125,000    Boxmore International PLC....................................................       550,185
   150,000    Capita Group PLC.............................................................       910,736
    50,000    Hays PLC.....................................................................       668,861
    20,000    IONA Technologies PLC ADR (a)................................................       410,000
    39,416    Misys PLC....................................................................     1,186,858
     6,000    Reuters Holdings PLC ADR.....................................................       397,500
    50,000    Serco Group PLC..............................................................       714,521
---------------------------------------------------------------------------------------------------------
                                                                                                4,838,661
---------------------------------------------------------------------------------------------------------
              TOTAL STOCK (Cost -- $18,022,132)............................................    27,370,497
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
$1,032,000    CIBC Wood Gundy Securities Corp., 6.390% due 1/2/98; Proceeds at maturity
              $1,032,366; (Fully collateralized by U.S. Treasury Notes, 6.000% due 6/30/99;
              Market value -- $1,053,301) (Cost -- $1,032,000).............................   $ 1,032,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $19,054,132*).............................   $28,402,497
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                             DIVERSIFIED
                                                                              MONEY           STRATEGIC
                                                                              MARKET           INCOME
                                                                            PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost................................................      $4,754,861       $59,391,378
  Foreign currency, at cost...........................................              --           377,567
--------------------------------------------------------------------------------------------------------
  Investments, at value...............................................      $4,754,861       $60,555,207
  Foreign currency, at value..........................................              --           374,527
  Cash................................................................              --           365,039
  Collateral for securities loaned (Note 16)..........................              --                --
  Receivable for Fund shares sold.....................................              --            29,825
  Receivable from affiliate...........................................              --                --
  Receivable for securities sold......................................              --             1,312
  Dividends and interest receivable...................................          19,610         1,015,487
  Receivable from manager.............................................          13,225                --
  Receivable for open forward foreign currency contracts (Note 7).....              --           312,246
  Deferred organization costs.........................................              --                --
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS........................................................       4,787,696        62,653,643
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable....................................              --            23,024
  Administration fees payable.........................................              --            10,233
  Payable for Fund shares purchased...................................              --             6,978
  Payable for securities purchased....................................              --                --
  Dividends payable...................................................          10,317                --
  Payable to bank.....................................................           9,195                --
  Deferred compensation...............................................           1,025             1,673
  Payable for securities on loan (Note 16)............................              --                --
  Payable to broker -- variation margin (Note 5)......................              --                --
  Accrued expenses....................................................          14,623            54,194
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...................................................          35,160            96,102
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS......................................................      $4,752,536       $62,557,541
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares.........................................      $    4,753       $     5,743
  Capital paid in excess of par value.................................       4,747,783        56,733,232
  Undistributed net investment income (loss)..........................              --         4,460,203
  Accumulated net realized gain (loss) on security transactions and
     futures contracts................................................              --          (102,222)
  Net unrealized appreciation of investments, futures contracts
     and foreign currencies...........................................              --         1,460,585
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS......................................................      $4,752,536       $62,557,541
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING....................................................       4,752,543         5,743,025
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE.......................................................           $1.00            $10.89
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

---------------------------------------------------------
                                        DECEMBER 31, 1997

  EQUITY            EQUITY            GROWTH           EMERGING         INTERNATIONAL
  INCOME             INDEX           & INCOME           GROWTH             EQUITY
 PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------
$35,357,600       $24,838,905       $27,973,504       $14,558,965        $ 19,054,132
         --                --                --                --                  67
-------------------------------------------------------------------------------------
$45,819,375       $36,224,950       $43,006,474       $20,009,231        $ 28,402,497
         --                --                --                --                  67
        896               326                --             1,260               2,631
         --                --         1,641,000                --                  --
     22,236           105,533                --                --                  --
         --            68,259                --                --                  --
         --            12,021           337,837            84,282              27,422
    282,509            42,739           116,981             4,147              23,581
         --                --                --                --                  --
         --                --                --                --                 110
         --                --                --             2,845               2,924
-------------------------------------------------------------------------------------
 46,125,016        36,453,828        45,102,292        20,101,765          28,459,232
-------------------------------------------------------------------------------------
     17,544             8,387            16,470            11,467              20,445
      7,842             3,703             7,320             4,336               4,810
         --                --               890            13,431              18,102
         --         1,064,202           149,895            43,624                  --
         --                --                --                --                  --
         --                --             6,218                --                  --
      1,442             1,198             1,394             2,323               1,338
         --                --         1,641,000                --                  --
         --               740                --                --                  --
     24,154            24,294            65,163            22,141              67,157
-------------------------------------------------------------------------------------
     50,982         1,102,524         1,888,350            97,322             111,852
-------------------------------------------------------------------------------------
$46,074,034       $35,351,304       $43,213,942       $20,004,443        $ 28,347,380
-------------------------------------------------------------------------------------

$     3,010       $     1,498       $     2,331       $     1,186        $      2,406
 31,890,657        23,074,183        23,536,495        11,241,837          22,434,087
  1,897,407           248,482           670,853            (1,177)           (306,786)

  1,821,185           637,442         3,971,293         3,312,331          (3,128,008)

 10,461,775        11,389,699        15,032,970         5,450,266           9,345,681
-------------------------------------------------------------------------------------
$46,074,034       $35,351,304       $43,213,942       $20,004,443        $ 28,347,380
-------------------------------------------------------------------------------------
  3,009,643         1,498,461         2,330,583         1,186,046           2,406,432
-------------------------------------------------------------------------------------
     $15.31            $23.59            $18.54            $16.87              $11.78
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                               DIVERSIFIED
                                                                                MONEY          STRATEGIC
                                                                                MARKET           INCOME
                                                                               PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................................     $298,425        $4,585,774
  Dividends...............................................................           --           134,639
  Less: Foreign withholding tax...........................................           --                --
---------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................................      298,425         4,720,413
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).......................................       16,034           263,097
  Audit and legal.........................................................       13,173            17,414
  Shareholder and system servicing fees...................................       10,800            13,186
  Administration fees (Note 3)............................................       10,689           116,932
  Custody.................................................................       10,677             9,399
  Shareholder communications..............................................        1,600            16,874
  Trustees' fees..........................................................        1,400             7,325
  Amortization of deferred organization costs.............................           --                --
  Insurance...............................................................           --               424
  Pricing service fees....................................................           --             9,110
  Other...................................................................           13             2,219
---------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................................       64,386           455,980
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..............................................      234,039         4,264,433
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)..............           --           753,247
     Futures contracts....................................................           --                --
     Foreign currency transactions........................................           --           197,393
---------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................................           --           950,640
---------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments, Futures Contracts
  and Foreign Currencies:
     Beginning of year....................................................           --         2,120,086
     End of year..........................................................           --         1,460,585
---------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION......................           --          (659,501)
---------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES..............................................................           --           291,139
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........................     $234,039        $4,555,572
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1997

  EQUITY             EQUITY             GROWTH            EMERGING         INTERNATIONAL
  INCOME              INDEX            & INCOME            GROWTH             EQUITY
 PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------------------
$   885,451        $    22,107        $  143,542         $   60,266         $     31,152
  1,355,296            406,090           857,728             45,260              348,452
         --             (2,367)           (2,981)              (144)             (27,596)
----------------------------------------------------------------------------------------
  2,240,747            425,830           998,289            105,382              352,008
----------------------------------------------------------------------------------------
    194,623             56,376           187,747            146,478              275,190
     15,544             17,500            17,951             15,636               17,385
     11,965             11,000            11,965             10,968               11,992
     86,499             27,188            83,443             39,061               64,750
      2,713             49,000             3,489             16,939               31,812
      9,972             10,000            11,965              8,962                8,512
      6,570              4,000             5,420              3,292                5,413
         --                 --                --              3,235                3,226
         --                 --                --                639                  577
      2,993                 --                --                 --                5,059
         --              1,104                --                460                1,766
----------------------------------------------------------------------------------------
    330,879            176,168           321,980            245,670              425,682
----------------------------------------------------------------------------------------
  1,909,868            249,662           676,309           (140,288)             (73,674)
----------------------------------------------------------------------------------------

  1,831,459            644,572         3,975,853          3,311,992              144,270
         --              9,967                --                 --                   --
         --                 --                --                 --              (77,473)
----------------------------------------------------------------------------------------
  1,831,459            654,539         3,975,853          3,311,992               66,797
----------------------------------------------------------------------------------------
  5,070,190          6,100,145        11,152,771          4,950,310            9,893,328
 10,461,775         11,389,699        15,032,970          5,450,266            9,345,681
----------------------------------------------------------------------------------------
  5,391,585          5,289,554         3,880,199            499,956             (547,647)
----------------------------------------------------------------------------------------
  7,223,044          5,944,093         7,856,052          3,811,948             (480,850)
----------------------------------------------------------------------------------------
$ 9,132,912        $ 6,193,755        $8,532,361         $3,671,660         $   (554,524)
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              DIVERSIFIED
                                                                              MONEY            STRATEGIC
                                                                             MARKET             INCOME
                                                                            PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........................................     $   234,039        $ 4,264,433
  Net realized gain...................................................              --            950,640
  Increase (decrease) in net unrealized appreciation..................              --           (659,501)
---------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...................         234,039          4,555,572
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income...............................................        (234,046)        (5,165,625)
  Net realized gain...................................................              --                 --
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...........        (234,046)        (5,165,625)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 18):
  Net proceeds from sale of shares....................................       4,068,547          8,577,774
  Net asset value of shares issued for reinvestment of dividends......         236,528          5,165,625
  Cost of shares reacquired...........................................      (5,440,440)       (10,090,660)
---------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS......      (1,135,365)         3,652,739
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....................................      (1,135,372)         3,042,686
NET ASSETS:
  Beginning of year...................................................       5,887,908         59,514,855
---------------------------------------------------------------------------------------------------------
  END OF YEAR*........................................................     $ 4,752,536        $62,557,541
---------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:                --         $4,460,203
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       52

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1997

  EQUITY          EQUITY          GROWTH         EMERGING       INTERNATIONAL
  INCOME           INDEX         & INCOME         GROWTH           EQUITY
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------
$ 1,909,868     $   249,662     $   676,309     $  (140,288)     $    (73,674)
  1,831,459         654,539       3,975,853       3,311,992            66,797
  5,391,585       5,289,554       3,880,199         499,956          (547,647)
-----------------------------------------------------------------------------
  9,132,912       6,193,755       8,532,361       3,671,660          (554,524)
-----------------------------------------------------------------------------
 (2,166,350)       (234,763)       (618,594)             --           (62,462)
         --        (647,602)     (2,845,466)     (2,276,771)               --
-----------------------------------------------------------------------------
 (2,166,350)       (882,365)     (3,464,060)     (2,276,771)          (62,462)
-----------------------------------------------------------------------------
    898,736      13,341,026       2,532,681       1,483,760         1,308,196
  2,166,350         882,365       3,464,060       2,276,771            62,462
 (9,573,459)     (3,441,285)     (6,353,227)     (4,052,109)       (5,743,348)
-----------------------------------------------------------------------------
 (6,508,373)     10,782,106        (356,486)       (291,578)       (4,372,690)
-----------------------------------------------------------------------------
    458,189      16,093,496       4,711,815       1,103,311        (4,989,676)

 45,615,845      19,257,808      38,502,127      18,901,132        33,337,056
-----------------------------------------------------------------------------
$46,074,034     $35,351,304     $43,213,942     $20,004,443      $ 28,347,380
-----------------------------------------------------------------------------
 $1,897,407        $248,482        $670,853         $(1,177)        $(306,786)
-----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       53

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              DIVERSIFIED
                                                                               MONEY           STRATEGIC
                                                                              MARKET            INCOME
                                                                             PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........................................      $   280,454       $ 4,697,494
  Net realized gain (loss)............................................               --         1,216,193
  Increase (decrease) in net unrealized appreciation..................               --           356,725
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS..............................          280,454         6,270,412
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income...............................................         (280,454)         (788,174)
  Net realized gains..................................................               --                --
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...........         (280,454)         (788,174)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares....................................        4,806,909         2,168,649
  Net asset value of shares issued for reinvestment of dividends......          284,142           788,591
  Cost of shares reacquired...........................................       (4,856,413)       (8,240,160)
---------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS......          234,638        (5,282,920)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....................................          234,638           199,318
NET ASSETS:
  Beginning of year...................................................        5,653,270        59,315,537
---------------------------------------------------------------------------------------------------------
  END OF YEAR*........................................................      $ 5,887,908       $59,514,855
---------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:                 --        $5,164,002
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       54

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1996

  EQUITY            EQUITY            GROWTH           EMERGING         INTERNATIONAL
  INCOME             INDEX           & INCOME           GROWTH             EQUITY
 PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------
$ 2,158,929       $   236,040       $   614,342       $  (121,085)       $    (66,052)
  2,077,070           639,818         2,842,198         2,277,045            (576,982)
 (1,702,067)        2,569,432         3,230,536           935,006           6,833,360
-------------------------------------------------------------------------------------
  2,533,932         3,445,290         6,687,076         3,090,966           6,190,326
-------------------------------------------------------------------------------------

   (279,331)         (233,642)          (53,652)               --            (118,973)
         --          (386,017)               --          (445,756)                 --
-------------------------------------------------------------------------------------
   (279,331)         (619,659)          (53,652)         (445,756)           (118,973)
-------------------------------------------------------------------------------------

    438,507         3,253,118         1,940,036         2,152,668           2,716,330
    279,331           619,658            53,651           445,756             118,973
 (9,800,862)       (2,670,818)       (5,283,170)       (3,805,437)         (4,548,187)
-------------------------------------------------------------------------------------
 (9,083,024)        1,201,958        (3,289,483)       (1,207,013)         (1,712,884)
-------------------------------------------------------------------------------------
 (6,828,423)        4,027,589         3,343,941         1,438,197           4,358,469

 52,444,268        15,230,219        35,158,186        17,462,935          28,978,587
-------------------------------------------------------------------------------------
$45,615,845       $19,257,808       $38,502,127       $18,901,132        $ 33,337,056
-------------------------------------------------------------------------------------
 $2,153,889          $233,583          $613,411           $(1,133)          $(143,714)
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       55

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"), formerly known as the Smith Barney Series Fund. The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on the accrual basis;
(e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Emerging Growth Portfolio a portion of net investment loss and accumulated net realized gains amounting to $140,244 and $49, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the Emerging Growth and International Equity Portfolios, organization costs are currently being amortized on a straight-line basis over a five-year period, which began with the Portfolio's commencement of operations in December 1993.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth & Income and International Equity Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc. MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is in turn a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly.

     The respective advisers and annual rates are as follows:

PORTFOLIO                                                        ADVISOR                               RATE
-----------------------------------------------------------------------------------------------------------
Money Market                          Mutual Management Corp.                                          0.30%
Diversified Strategic Income          Mutual Management Corp.                                          0.45
Equity Income                         Mutual Management Corp.                                          0.45
Equity Index                          Travelers Investment Management Co.                              0.15
Growth & Income                       Mutual Management Corp.                                          0.45
Emerging Growth                       Van Kampen American Capital Asset Management, Inc.               0.75
International Equity                  Mutual Management Corp.                                          0.85
-----------------------------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by MMC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with MMC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed upon limitation, MMC will, as appropriate, reduce its fees by one half the excess expenses in the proportion that its respective fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuities through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the year ended December 31, 1997, the Equity Income, Emerging Growth and International Equity Portfolios paid Smith Barney brokerage commissions of $1,200, $324 and $650, respectively.

     No officer, Director or employee of Smith Barney or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

PORTFOLIO                                                                       PURCHASES        SALES
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................................   $29,761,333    $27,109,400
Equity Income...............................................................    17,455,394     23,739,455
Equity Index................................................................    11,175,399      1,469,364
Growth & Income.............................................................     7,055,224      9,678,245
Emerging Growth.............................................................    18,650,516     20,894,549
International Equity........................................................     6,581,781     11,600,298
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
PORTFOLIO                                                     APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 2,273,618    $(1,109,789)    $  1,163,829
Equity Income...............................................   10,467,517         (5,742)      10,461,775
Equity Index................................................   11,638,202       (252,157)      11,386,045
Growth & Income.............................................   15,558,267       (525,297)      15,032,970
Emerging Growth.............................................    5,945,505       (495,239)       5,450,266
International Equity........................................   11,196,112     (1,847,747)       9,348,365
----------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1997, the Equity Index Portfolio had the following open futures contracts:

                                                  EXPIRATION     # OF       BASIS      MARKET    UNREALIZED
FUTURES CONTRACTS SOLD                            MONTH/YEAR   CONTRACTS    VALUE      VALUE        GAIN
-----------------------------------------------------------------------------------------------------------
S&P 500 Stock Index.............................     3/98          15      $730,671   $734,325     $3,654
-----------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     As of December 31, 1997, the Portfolios held no purchased call or put options.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended December 31, 1997, the Portfolios did not write any call or put options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At December 31, 1997, the Diversified Strategic Income and International Equity Portfolios had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                           LOCAL           MARKET         SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                          CURRENCY          VALUE            DATE         GAIN
-----------------------------------------------------------------------------------------------------------------
TO SELL:
  Australian Dollar.................................        1,200,000    $    782,191       1/15/98     $ 55,169
  Danish Krone......................................       11,000,000       1,607,741       1/15/98       48,137
  German Deutschemark...............................          107,775          59,967        1/8/98          519
  German Deutschemark...............................          175,000          97,760       3/18/98        1,446
  Irish Punt........................................          620,000         883,451       1/15/98       42,271
  Italian Lira......................................    3,800,000,000       2,148,957       1/15/98       66,334
  Spanish Peseta....................................      250,000,000       1,640,797       1/15/98       64,524
  Swedish Krona.....................................        6,300,000         794,339       1/15/98       33,846
-----------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAIN ON FORWARD FOREIGN
  CURRENCY CONTRACTS................................                                                    $312,246
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                                                           LOCAL           MARKET         SETTLEMENT   UNREALIZED
FOREIGN CURRENCY                                          CURRENCY          VALUE            DATE         GAIN
-----------------------------------------------------------------------------------------------------------------
TO SELL:
  Belgian Franc.....................................        1,015,968    $     27,423       1/15/98     $    110
-----------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAIN ON FORWARD FOREIGN
  CURRENCY CONTRACTS................................                                                    $    110
-----------------------------------------------------------------------------------------------------------------

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreement for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At December 31, 1997, the Portfolios had no open reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, the following Portfolios had, for Federal income tax purposes, capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, it is probable such gains will not be distributed. The approximate amounts and expiration of carryforwards are indicated below. Expiration occurs on December 31 in the year indicated:

PORTFOLIO                                                                  2003        2004       TOTAL
----------------------------------------------------------------------------------------------------------
Diversified Strategic Income..........................................  $   45,000   $     --   $   45,000
International Equity..................................................   2,422,000    706,000    3,128,000
----------------------------------------------------------------------------------------------------------

     13.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1997, there were no when-issued or TBA securities held by the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     14.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 1997, there were no open mortgage roll transactions in the Portfolio.

     15.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 1997, the Portfolios had no open short sales against the box.

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1997, the Growth & Income Portfolio loaned stocks having a value of approximately $1,609,633 and holds the following collateral for loaned securities:

SECURITY DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------------------
TIME DEPOSITS:
  Bank of Tokyo, 10.000% due 1/2/98.......................................................  $  100,749
  Instituto Bancario San Paolo, 7.000% due 1/2/98.........................................     282,097
  Keycorp Bank, N.A., 4.000% due 1/2/98...................................................      64,392

REPURCHASE AGREEMENTS:
  Goldman, Sachs & Co., 6.800% due 1/2/98.................................................   1,002,339
  Merrill Lynch, 7.000% due 1/2/98........................................................     191,423
------------------------------------------------------------------------------------------------------
Total.....................................................................................  $1,641,000
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     17.  RESTRICTED SECURITIES

     One of Diversified Strategic Income Portfolio's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

                                                                        12/31/97    VALUE     PERCENTAGE
                                                         ACQUISITION      FAIR       PER        OF NET
SECURITY                                       SHARES       DATE         VALUE       UNIT       ASSETS       COST
------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., Common Stock...     309       9/10/97        7,231     $23.40       0.00%      $4,986
------------------------------------------------------------------------------------------------------------------

     18.  SHARES OF BENEFICIAL INTEREST

     As of December 31, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold....................................................        4,068,547            4,806,909
Shares issued on reinvestment..................................          236,528              284,142
Shares redeemed................................................       (5,440,440)          (4,856,413)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................       (1,135,365)             234,638
--------------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold....................................................          742,785              210,123
Shares issued on reinvestment..................................          474,346               71,886
Shares redeemed................................................         (892,937)            (790,515)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................          324,194             (508,506)
--------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold....................................................           64,996               35,646
Shares issued on reinvestment..................................          143,372               21,388
Shares redeemed................................................         (705,308)            (797,407)
--------------------------------------------------------------------------------------------------------
Net Decrease...................................................         (496,940)            (740,373)
--------------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
Shares sold....................................................          571,732              215,955
Shares issued on reinvestment..................................           38,819               12,461
Shares redeemed................................................         (161,000)            (157,107)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          449,551               71,309
--------------------------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
Shares sold....................................................          138,981              131,558
Shares issued on reinvestment..................................          192,448                3,219
Shares redeemed................................................         (344,165)            (352,087)
--------------------------------------------------------------------------------------------------------
Net Decrease...................................................          (12,736)            (217,310)
--------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold....................................................           85,297              139,846
Shares issued on reinvestment..................................          144,282               28,230
Shares redeemed................................................         (237,235)            (243,591)
--------------------------------------------------------------------------------------------------------
Net Decrease...................................................           (7,656)             (75,515)
--------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold....................................................          105,543              248,948
Shares issued on reinvestment..................................            5,408                9,955
Shares redeemed................................................         (466,755)            (401,765)
--------------------------------------------------------------------------------------------------------
Net Decrease...................................................         (355,804)            (142,862)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

MONEY MARKET PORTFOLIO                                    1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................    $1.000     $1.000     $1.000     $1.000     $1.000
------------------------------------------------------------------------------------------------------------
  Net investment income (1)...........................     0.044      0.047      0.052      0.035      0.023
  Dividends from net investment income................    (0.044)    (0.047)    (0.052)    (0.035)    (0.023)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................    $1.000     $1.000     $1.000     $1.000     $1.000
------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................      4.47%      4.80%      5.31%      3.56%      2.37%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................    $4,753     $5,888     $5,653     $7,141     $3,703
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1)........................................      1.20%      0.75%      0.75%      0.75%      0.75%
  Net investment income...............................      4.38       4.70       5.19       3.65       2.34
------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO                    1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................    $10.98     $10.01     $ 9.18     $10.07     $ 9.61
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (1)(2)........................      0.77       0.88       0.74       0.58       0.70
  Net realized and unrealized gain (loss).............      0.12       0.24       0.70      (0.86)      0.47
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................      0.89       1.12       1.44      (0.28)      1.17
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............................     (0.98)     (0.15)     (0.61)     (0.58)     (0.61)
  Net realized gains..................................        --         --         --         --      (0.09)
  Capital.............................................        --         --         --      (0.03)     (0.01)
------------------------------------------------------------------------------------------------------------
Total Distributions...................................     (0.98)     (0.15)     (0.61)     (0.61)     (0.71)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................    $10.89     $10.98     $10.01     $ 9.18     $10.07
------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................      8.14%     11.16%     16.18%     (2.81)%    12.56%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................   $62,558    $59,515    $59,316    $55,260    $43,244
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1)........................................      0.78%      0.84%      0.90%      0.95%      1.00%
  Net investment income...............................      7.29       7.94       7.73       7.31       7.14
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................        47%       106%        46%        54%        94%
------------------------------------------------------------------------------------------------------------

(1) For the Money Market Portfolio, the Investment adviser waived all or part of its fees for the four-year period ended December 31, 1996. In addition, for the Diversified Strategic Income Portfolio, the Investment adviser waived all or part of its fees for the year ended December 31, 1993. For the Money Market Portfolio, the Investment adviser also reimbursed expenses of $16,616 and $17,889 for the two-year period ended December 31, 1994. In addition, for the Diversified Strategic Income Portfolio, IDS Life reimbursed expenses of $2,816 for the year ended December 31, 1993. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              PER SHARE DECREASES TO                  EXPENSE RATIOS WITHOUT
                                                               NET INVESTMENT INCOME                WAIVERS AND REIMBURSEMENTS
                                                      ---------------------------------------     -------------------------------
                      PORTFOLIO                        1996       1995       1994       1993      1996     1995     1994     1993
    ----------------------------------------------    ------     ------     ------     ------     ----     ----     ----     ----
    Money Market..................................    $0.005     $0.005     $0.005     $0.014     1.25%    1.21%    1.26%    2.15%
    Diversified Strategic Income..................       N/A        N/A        N/A       0.00*     N/A      N/A      N/A     1.02

(2) Includes realized gains and losses from foreign currency transactions for the three years ended December 31, 1995.
 *  Amount represents less than $0.01.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

EQUITY INCOME PORTFOLIO                                  1997        1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................    $13.01      $12.35     $ 9.87     $11.55     $10.90
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............................      0.77        0.63       0.54       0.58       0.53
  Net realized and unrealized gain (loss)............      2.28        0.11       2.56      (1.75)      0.60
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................      3.05        0.74       3.10      (1.17)      1.13
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................     (0.75)      (0.08)     (0.62)     (0.49)     (0.47)
  Net realized gains.................................        --          --         --      (0.02)     (0.01)
------------------------------------------------------------------------------------------------------------
Total Distributions..................................     (0.75)      (0.08)     (0.62)     (0.51)     (0.48)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................    $15.31      $13.01     $12.35     $ 9.87     $11.55
------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................     23.52%       5.99%     32.47%    (10.20)%    10.41%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................   $46,074     $45,616    $52,444    $44,417    $60,160
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................................      0.77%       0.77%      0.95%      0.84%      0.87%
  Net investment income..............................      4.42        4.53       4.95       5.51       4.54
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................        42%         28%        33%        21%         4%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (1).........................     $0.06       $0.06      $0.06         --         --
------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO                                    1997        1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................    $18.36      $15.58     $11.69     $11.90     $11.27
-------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (2)...........................      0.12        0.22       0.25       0.23       0.20
  Net realized and unrealized gain (loss).............      5.76        3.17       3.88      (0.14)      0.71
-------------------------------------------------------------------------------------------------------------
Total Income From Operations..........................      5.88        3.39       4.13       0.09       0.91
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............................     (0.17)      (0.23)     (0.23)     (0.15)     (0.16)
  Net realized gains..................................     (0.48)      (0.38)     (0.01)     (0.15)     (0.12)
-------------------------------------------------------------------------------------------------------------
Total Distributions...................................     (0.65)      (0.61)     (0.24)     (0.30)     (0.28)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................    $23.59      $18.36     $15.58     $11.69     $11.90
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................     32.16%      21.68%     35.81%      0.85%      8.66%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................   $35,351     $19,258    $15,230    $10,225     $8,842
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)........................................      0.76%       1.06%      1.00%      1.00%      1.00%
  Net investment income...............................      1.08        1.37       1.84       2.10       1.77
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................         6%          7%         5%         1%         1%
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (1)..........................     $0.03       $0.04      $0.05         --         --
-------------------------------------------------------------------------------------------------------------

(1) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(2) For the Equity Index Portfolio, the Investment adviser waived all or part of its fees for the three-year period ended December 31, 1995. In addition, for Equity Index Portfolio, IDS Life reimbursed expenses of $6,842, $25,496 and $28,169 for the three-year period ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:


                                                                                     PER SHARE             EXPENSE RATIOS WITHOUT
                                                                                   DECREASES TO                   WAIVERS
                                                                               NET INVESTMENT INCOME         AND REIMBURSEMENTS
                                                                             -------------------------     ----------------------
    PORTFOLIO                                                                1995      1994      1993      1995     1994     1993
    ---------------------------------------------------------------------    -----     -----     -----     ----     ----     ----
    Equity Index.........................................................    $0.02     $0.06     $0.10     1.17%    1.53%    1.88%

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

GROWTH & INCOME PORTFOLIO                                1997        1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................    $16.43      $13.73     $10.75     $11.37     $10.68
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (1)..........................      0.31        0.27       0.26       0.27       0.30
  Net realized and unrealized gain (loss)............      3.41        2.45       2.99      (0.63)      0.67
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..................      3.72        2.72       3.25      (0.36)      0.97
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................     (0.29)      (0.02)     (0.27)     (0.26)     (0.26)
  Net realized gains.................................     (1.32)         --         --         --      (0.02)
------------------------------------------------------------------------------------------------------------
Total Distributions..................................     (1.61)      (0.02)     (0.27)     (0.26)     (0.28)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................    $18.54      $16.43     $13.73     $10.75     $11.37
------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................     22.94%      19.83%     30.49%     (3.20)%     9.09%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................   $43,214     $38,502    $35,158    $29,625    $25,549
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1).......................................      0.77%       0.83%      0.98%      0.93%      1.00%
  Net investment income..............................      1.62        1.67       2.09       2.52       2.68
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................        17%         22%        17%        77%        78%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (2).........................     $0.06       $0.06      $0.06         --         --
------------------------------------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO                                 1997        1996       1995       1994      1993(3)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR....................    $15.83      $13.76     $ 9.63     $10.41     $10.00
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (1)....................     (0.12)      (0.10)     (0.03)      0.00*      0.01
  Net realized and unrealized gain (loss).............      3.32        2.55       4.16      (0.78)      0.40
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...................      3.20        2.45       4.13      (0.78)      0.41
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............................        --          --         --      (0.00)*       --
  Net realized gains..................................     (2.16)      (0.38)        --         --         --
-------------------------------------------------------------------------------------------------------------
Total Distributions...................................     (2.16)      (0.38)        --      (0.00)*       --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..........................    $16.87      $15.83     $13.76     $ 9.63     $10.41
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................................     21.16%      17.83%     42.89%     (7.48)%     4.10%++
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).......................   $20,004     $18,901    $17,463    $11,539     $2,257
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (1)........................................      1.26%       1.27%      1.20%      1.20%      1.05%+
  Net investment income (loss)........................     (0.72)      (0.64)     (0.24)     (0.17)      1.37+
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............................       102%         84%       121%        66%        --
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (2)..........................     $0.05       $0.05      $0.06         --         --
-------------------------------------------------------------------------------------------------------------

(1) For the Growth & Income Portfolio, the Investment adviser waived all or part of its fees for the year period ended December 31, 1993. In addition, for the Emerging Growth Portfolio, the Investment adviser waived all or part of its fees for the two-year period ended December 31, 1995 and the period ended December 31, 1993. For the Growth & Income Portfolio, IDS
     Life reimbursed expenses of $1,085 for the year period ended December 31, 1993. In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265, $18,068 and $2,915 for the two-year period ended December 31, 1995 and the period ended December 31, 1993. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                                               EXPENSE RATIOS
                                                                              PER SHARE DECREASES TO          WITHOUT WAIVERS
                                                                               NET INVESTMENT INCOME         AND REIMBURSEMENTS
                                                                             -------------------------     ----------------------
    PORTFOLIO                                                                1995      1994      1993      1996     1995     1994
    ---------------------------------------------------------------------    -----     -----     -----     ----     ----     ----
    Growth & Income......................................................     N/A       N/A      $0.01     N/A      N/A      1.01%
    Emerging Growth......................................................    $0.02     $0.01      0.06     1.39%    1.59%    9.99+

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(3) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
  *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

INTERNATIONAL EQUITY PORTFOLIO                             1997        1996       1995       1994      1993(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................    $12.07      $ 9.98     $ 9.21     $10.05    $10.00
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (2)(3)..................     (0.02)      (0.02)      0.03       0.00*     0.00*
  Net realized and unrealized gain (loss)..............     (0.24)       2.15       0.78      (0.84)     0.05
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................     (0.26)       2.13       0.81      (0.84)     0.05
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................................     (0.03)      (0.04)     (0.04)        --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions....................................     (0.03)      (0.04)     (0.04)        --        --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................    $11.78      $12.07     $ 9.98     $ 9.21    $10.05
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................     (2.18)%     21.38%      8.80%     (8.36)%    0.50%++
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................   $28,347     $33,337    $28,979    $28,413    $5,867
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)(4)......................................      1.31%       1.35%      1.43%      1.30%     1.08%+
  Net investment income (loss).........................     (0.23)      (0.20)      0.35       0.31     (0.51)+
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................        21%         33%        34%        12%       --
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (5)...........................     $0.01       $0.03      $0.01         --        --
-------------------------------------------------------------------------------------------------------------

(1) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
(2) For the International Equity Portfolio, the Investment adviser waived all or part of its fees for the year ended December 31, 1994 and the period ended December 31, 1993. IDS Life reimbursed expenses of $23,712 and $1,902 for the year ended December 31, 1994 and the period ended December 31, 1993. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense would have been as follows:

                                                                                          PER SHARE              EXPENSE RATIOS
                                                                                        DECREASES TO                 WITHOUT
                                                                                       NET INVESTMENT              WAIVERS AND
                                                                                           INCOME                REIMBURSEMENTS
                                                                                      -----------------         -----------------
                                     PORTFOLIO                                        1994        1993          1994         1993
    ----------------------------------------------------------------------------      -----       -----         ----         ----
    International Equity........................................................      $0.00*      $0.02         1.51%        2.96%+

(3) Includes realized gains and losses from foreign currency transactions for the two years ended December 31, 1995 and the period ended December 31, 1993.
(4) During the year ended December 31, 1996 and the year ended December 31, 1995, the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.33% and 1.37%, respectively.
(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth, and International Equity Portfolios ("Portfolios") of the Greenwich Series Fund ("Fund") as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 1994 with respect to the Money Market, Diversified Strategic Income, Equity Income, Equity Index, and Growth and Income Portfolios, and for the year ended December 31, 1994 and the period from December 3, 1993 (commencement of operations) to December 31, 1993 with respect to the Emerging Growth and International Equity Portfolios were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                        /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1997:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Equity Income Portfolio..............................................  61.74%
            Equity Index Portfolio...............................................  72.96
            Growth & Income Portfolio............................................  56.37

     - The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions.
       As a result, the Fund designates:

          - Total long-term capital distributions paid are considered "28 percent rate gains":

                    Equity Index Portfolio............................  $  560,561
                    Growth & Income Portfolio.........................   2,366,749
                    Emerging Growth Portfolio.........................   2,277,102

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6223 G (2/98)

                          GREENWICH STREET SERIES FUND

                                 ANNUAL REPORT

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 1997

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223 G (2/98)